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                                                                   EXHIBIT 10(i)

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (THE "AGREEMENT") IS DATED AS OF APRIL 30, 1997, 1997, BY AND BETWEEN JARED A. TRUSSLER ("TRUSSLER"), RAY CROSNO ("CROSNO") AND LESLIE SCOTT ("SCOTT") (COLLECTIVELY REFERRED TO HEREIN AS "SELLERS") AND ASTROTECH INTERNATIONAL CORPORATION, A DELAWARE CORPORATION ("BUYER" OR "ASTROTECH").

         WHEREAS, SELLERS OWN ALL OF THE ISSUED AND OUTSTANDING SHARES OF CAPITAL STOCK OF TRUSCO TANK INC., A CALIFORNIA CORPORATION ("TRUSCO" OR THE "COMPANY") CONSISTING OF 4,500 SHARES OF COMMON STOCK, NO PAR VALUE (THE "TRUSCO STOCK"); AND

         WHEREAS, TRUSSLER HAS AN OWNERSHIP INTEREST IN THREE PARCELS OF REAL PROPERTY LEASED BY, AND USED IN THE BUSINESS OF, TRUSCO ("REAL PROPERTY"); AND

         WHEREAS, THE OVERALL TRANSACTION CONTEMPLATES THAT BUYER WILL ACQUIRE THE TRUSCO STOCK AND TWO PARCELS OF REAL PROPERTY LOCATED IN SAN LUIS OBISPO, CALIFORNIA AND LEASE OF ONE PARCEL LOCATED IN FRESNO, CALIFORNIA; AND

         WHEREAS, SIMULTANEOUSLY WITH EXECUTION OF THIS AGREEMENT, BUYER INTENDS TO ENTER INTO AGREEMENTS TO ACQUIRE THE TWO PARCELS OF REAL PROPERTY LOCATED IN SAN LUIS OBISPO, CALIFORNIA AND LEASE THE PROPERTY LOCATED IN FRESNO, CALIFORNIA. ("REAL PROPERTY AGREEMENTS"); AND


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         WHEREAS, SELLERS DESIRE TO SELL AND BUYER DESIRES TO PURCHASE THE
TRUSCO STOCK, UPON THE TERMS AND CONDITIONS HEREINAFTER SET FORTH.

         NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES, COVENANTS AND AGREEMENTS CONTAINED HEREIN, SELLERS AND BUYER, INTENDING TO BE LEGALLY BOUND AGREE AS SET FORTH BELOW:

         CERTAIN CAPITALIZED TERMS USED IN THIS AGREEMENT ARE DEFINED IN
ARTICLE 9 BELOW.

                                   ARTICLE I

                                THE TRANSACTION

         1.1. SALE AND PURCHASE OF SHARES. SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT AND IN CONSIDERATION OF THE PURCHASE PRICE, SELLERS SHALL SELL, ASSIGN, TRANSFER AND DELIVER TO BUYER AT THE CLOSING, AND BUYER SHALL PURCHASE FROM SELLERS AT THE CLOSING, THE TRUSCO STOCK.

         1.2 PURCHASE PRICE. THE AGGREGATE PURCHASE PRICE (THE "PURCHASE PRICE") FOR THE TRUSCO STOCK SHALL CONSIST OF $8,605,794, IN CASH. THE CASH CONSIDERATION WILL BE ADJUSTED DOWNWARD ON A DOLLAR-FOR-DOLLAR BASIS TO THE EXTENT OF:

             (a) ANY NET LOSS ATTRIBUTABLE TO TRUSCO'S OPERATIONS FOR THE PERIOD COMMENCING JANUARY 1, 1997 THROUGH THE CLOSING DATE;

             (b) THE AMOUNT, IF ANY, BY WHICH LONG-TERM DEBT OF THE COMPANY EXCEEDS $2,776,557, AS OF THE CLOSING;

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             (c)  ANY DISTRIBUTION MADE TO THE SELLERS ON OR AFTER JANUARY 1,
                  1997 (OTHER THAN THE DISTRIBUTIONS CONTEMPLATED BY PARAGRAPH 4.1(d), BELOW); AND

             (d) ANY EXPENSES AND/OR PAYMENTS NOT MADE IN THE NORMAL AND ORDINARY COURSE OF BUSINESS (INCLUDING EXPENSES RELATING TO THIS TRANSACTION).

         1.3. CLOSING. THE CLOSING HEREUNDER ("CLOSING") SHALL TAKE PLACE AT THE OFFICES OF SINSHEIMER, SCHIEBELHUT & BAGGETT, 1010 PEACH STREET SAN LUIS OBISPO, CALIFORNIA, OR SUCH OTHER PLACE AGREED UPON BY BUYER AND SELLERS, ON THE CLOSING DATE SELECTED BY THE BUYER AND SELLERS WHICH SHALL BE THE LATEST
OF:

             (a) MAY 1, 1997, IF ALL CONDITIONS SET FORTH IN ARTICLE 6 HAVE BEEN SATISFIED OR WAIVED; OR

             (b) THE FIFTH BUSINESS DAY AFTER ANY INJUNCTION AGAINST CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IS LIFTED, DISCHARGED OR DISMISSED, IF ALL OTHER CONDITIONS SET FORTH IN ARTICLE 6 HAVE BEEN SATISFIED OR WAIVED; OR

             (c) SUCH OTHER DATE AS SHALL BE MUTUALLY AGREED TO IN WRITING BY SELLER AND BUYER ON WHICH ALL OTHER CONDITIONS SET FORTH IN
                  ARTICLE 6 SHALL HAVE BEEN SATISFIED OR WAIVED.

         1.4. DELIVERIES AND PROCEEDINGS AT CLOSING.

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             (a)  DELIVERIES BY SELLERS. SELLERS SHALL DELIVER OR CAUSE TO BE
                  DELIVERED TO BUYER AT THE CLOSING:

                  (i) CERTIFICATES REPRESENTING THE TRUSCO STOCK DULY ENDORSED IN NEGOTIABLE FORM OR WITH STOCK POWERS DULY EXECUTED IN BLANK WITH ALL TRANSFER TAXES, IF ANY, PAID IN FULL;

                  (iii) GOOD STANDING CERTIFICATES OF TRUSCO IN CALIFORNIA AND THOSE STATES OR JURISDICTIONS WHERE IT IS QUALIFIED TO TRANSACT BUSINESS AS A FOREIGN CORPORATION AS OF A DATE WITHIN 10 BUSINESS DAYS OF THE CLOSING DATE;

                  (iv) AN INCUMBENCY AND SPECIMEN SIGNATURE CERTIFICATE SIGNED BY THE OFFICERS OF TRUSCO AND CERTIFIED BY THE SECRETARY OF TRUSCO.

                  (v) TRUE AND CORRECT COPIES OF THE CHARTER DOCUMENTS OF TRUSCO, SINCE THE DATE OF THEIR INCORPORATION CERTIFIED BY THE SECRETARY OF STATE OF CALIFORNIA, AND THE BYLAWS CERTIFIED BY THE SECRETARY;

                  (vi) A CERTIFICATE DATED THE CLOSING DATE CERTIFYING TO THE FULFILLMENT OF THE CONDITIONS SET FORTH IN
                          SECTION 6;

                  (vii) THE OPINION OF REICKER, CLOUGH, PFAU & PYLE LLP, LEGAL COUNSEL TO SELLERS, IN THE FORM ATTACHED AS EXHIBIT A;

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                  (viii)  RESIGNATIONS OF THE DIRECTORS AND CERTAIN OFFICERS OF
                          TRUSCO EFFECTIVE AT THE CLOSING;

                  (ix) A CERTIFICATE DATED THE CLOSING DATE OF THE CHIEF FINANCIAL OFFICER OF TRUSCO CERTIFYING (1) THE LONG-TERM DEBT OF TRUSCO AS OF THE CLOSING, AND TO THE EXTENT PRACTICABLE BASED UPON AVAILABLE INFORMATION (2) THE AMOUNT OF NET LOSS, IF ANY, ATTRIBUTABLE TO TRUSCO'S OPERATIONS FOR THE PERIOD COMMENCING JANUARY 1, 1997 THROUGH THE CLOSING DATE, ALL IN FORM AND SUBSTANCE SATISFACTORY TO BUYER, TOGETHER WITH DOCUMENTED VERIFICATION THEREOF, WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO BUYER;

                  (x) SUCH OTHER AGREEMENTS AND DOCUMENTS AS BUYER MAY REASONABLY REQUEST; AND

                  (xi) REPAYMENT BY SELLERS OF ALL AMOUNTS DUE AND OWING BY SELLERS TO TRUSCO.

             (b) DELIVERIES BY BUYER. BUYER SHALL DELIVER OR CAUSE TO BE DELIVERED TO SELLER AT THE CLOSING:

                  (i) THE PURCHASE PRICE FOR THE TRUSCO STOCK, WHICH SHALL BE PAID TO SELLERS BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS TO AN ACCOUNT OR ACCOUNTS WHICH SHALL BE DESIGNATED TO BUYER AT LEAST

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                          TWO BUSINESS DAYS PRIOR TO THE CLOSING BY SELLERS

                  (ii) RESOLUTIONS OF THE BOARD OF DIRECTORS OF BUYER AUTHORIZING THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE PERFORMANCE OF THE TRANSACTIONS CONTEMPLATED HEREBY CERTIFIED BY THE SECRETARY OF BUYER;

                  (iii) A CERTIFICATE DATED THE CLOSING DATE CERTIFYING TO THE FULFILLMENT OF THE CONDITIONS SET FORTH IN
                          SECTION 6.

                  (iv) THE OPINION OF RAYMOND T. ROYKO, BUYER'S LEGAL COUNSEL, IN THE FORM ATTACHED AS EXHIBIT B; AND

                  (v) SUCH OTHER AGREEMENTS AND DOCUMENTS THAT SELLERS MAY REASONABLY REQUEST.

             (c) AT THE CLOSING, THE FOLLOWING EVENTS SHALL BE DEEMED TO TAKE PLACE SIMULTANEOUSLY:

                  (i)     BUYER SHALL DELIVER TO SELLERS THE PURCHASE PRICE;

                  (ii) SELLERS SHALL DELIVER TITLE TO THE TRUSCO STOCK IN ACCORDANCE WITH THE TERMS HEREOF TO BUYER; AND

                  (iii) BUYER SHALL ACQUIRE THE PARCEL OF REAL PROPERTY TOGETHER WITH

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                  IMPROVEMENTS SITUATED THEREON, LOCATED AT 4388 SANTA FE ROAD,
                  SAN LUIS OBISPO, CALIFORNIA AND THE 10 ACRE PARCEL OF REAL PROPERTY ADJACENT THERETO ("SAN LUIS REAL PROPERTY") AND OBTAIN A LEASE FOR THE REAL PROPERTY LOCATED AT 2421 EAST CALIFORNIA AVENUE, FRESNO, CALIFORNIA ("FRESNO REAL
                  PROPERTY") ON THE TERMS AN CONDITIONS SET FORTH IN THE REAL PROPERTY AGREEMENTS.

             (d) THE CLOSING SHALL BE DEEMED TO HAVE OCCURRED ONLY WHEN ALL THE OPINIONS, CERTIFICATES AND OTHER DOCUMENTS REQUIRED TO BE DELIVERED AT THE CLOSING PURSUANT TO ARTICLES 1 AND 6 HAVE BEEN DELIVERED, THE TRUSCO STOCK, TOGETHER WITH STOCK POWERS DIRECTING THE SECRETARY OF TRUSCO TO TRANSFER RECORD OWNERSHIP OF THE TRUSCO STOCK TO BUYER AND WITH ALL APPROPRIATE STOCK TRANSFER STAMPS AFFIXED, IF ANY, HAVE BEEN DELIVERED AGAINST RECEIPT OF THE PURCHASE PRICE AND TITLE TO SAN LUIS REAL PROPERTY HAS BEEN TRANSFERRED TO BUYER, OR ITS ASSIGNS AND THE BUYER HAS OBTAINED THE LEASEHOLD INTEREST IN THE FRESNO REAL PROPERTY IN ACCORDANCE WITH THEIR RELATED AGREEMENTS.

        1.5. TERMINATION OF THIS AGREEMENT. THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE TERMINATED:

             (a) AT ANY TIME PRIOR TO THE CLOSING DATE BY MUTUAL CONSENT OF BUYER AND SELLERS;

             OR

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             (b)  IN ANY EVENT, AUTOMATICALLY ON MAY 2, 1997, IF THE CLOSING
                  HAS NOT OCCURRED ON OR BEFORE SUCH DATE (OTHER THAN THROUGH THE FAILURE OF ANY PARTY SEEKING TO TERMINATE THIS AGREEMENT TO COMPLY FULLY WITH ITS OBLIGATIONS UNDER THIS AGREEMENT), UNLESS EXTENDED BY MUTUAL CONSENT OF BUYER AND SELLERS. IN THE EVENT OF TERMINATION OF THIS AGREEMENT BY EITHER BUYER OR SELLERS AS PROVIDED IN THIS AGREEMENT, THIS AGREEMENT SHALL FORTHWITH TERMINATE AND THERE SHALL BE NO LIABILITY ON THE PART OF EITHER BUYER OR SELLERS OR THEIR RESPECTIVE OFFICERS OR DIRECTORS; PROVIDED, HOWEVER, SECTION 4.3 AND SECTION 8.1 SHALL SURVIVE SUCH TERMINATION.




                                   ARTICLE 2

                   REPRESENTATIONS AND WARRANTIES OF SELLERS

         AS AN INDUCEMENT TO BUYER TO ENTER INTO THIS AGREEMENT AND CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY, THE SELLERS HEREBY JOINTLY AND SEVERALLY REPRESENT AND WARRANT TO THE BUYER AS FOLLOWS (PROVIDED, EACH REPRESENTATION OR WARRANTY WHICH EXPRESSLY IS MADE IN THIS ARTICLE 2 "TO THE BEST KNOWLEDGE" OF SELLERS SHALL BE DEEMED TO BE MADE SOLELY BY EACH INDIVIDUAL SELLER ACTING ALONE AND BASED UPON THAT INDIVIDUAL SELLER'S KNOWLEDGE AND IS NOT BEING MADE JOINTLY AND SEVERALLY):

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         2.1 ORGANIZATION AND QUALIFICATION. TRUSCO IS DULY INCORPORATED,
VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF CALIFORNIA, WITH CORPORATE POWER AND AUTHORITY TO OWN, LEASE AND OPERATE ITS ASSETS AND BUSINESS AND CARRY ON ITS BUSINESS AS PRESENTLY AND HERETOFORE OWNED OR CONDUCTED, AND IS IN GOOD STANDING AS A FOREIGN CORPORATION AND LICENSED OR QUALIFIED TO TRANSACT BUSINESS IN EACH JURISDICTION IN WHICH THE NATURE OF THE PROPERTIES OWNED BY IT OR THE BUSINESS TRANSACTED BY IT REQUIRES IT TO BE SO LICENSED OR QUALIFIED.

         2.2 CAPITAL STOCK AND OWNERSHIP. (a) TRUSCO'S CAPITALIZATION CONSISTS OF 50,000 SHARES OF AUTHORIZED COMMON STOCK, NO PAR VALUE, OF WHICH ALL 4,500 SHARES ARE ISSUED AND OUTSTANDING. SELLERS ARE THE BENEFICIAL AND REGISTERED OWNER OF ALL THE TRUSCO STOCK.

             (b) THERE ARE NOT OUTSTANDING ANY (i) SECURITIES OF TRUSCO CONVERTIBLE INTO OR EXCHANGEABLE FOR ANY SHARES OF CAPITAL STOCK OR OTHER SECURITIES OF TRUSCO, OR (ii) SUBSCRIPTIONS, OPTIONS, WARRANTS, CALLS, UNSATISFIED PREEMPTIVE RIGHTS OR OTHER RIGHTS OF ANY KIND ENTITLING ANY THIRD PARTY TO ACQUIRE FROM TRUSCO ANY SHARES OF CAPITAL STOCK, INCLUDING TREASURY SHARES, OR OTHER SECURITIES OF TRUSCO.

             (c) THE TRUSCO STOCK HAS BEEN DULY AND VALIDLY ISSUED, ARE FULLY PAID AND NONASSESSABLE AND ARE OWNED BY SELLERS FREE AND CLEAR OF ANY LIEN, CHARGE, ENCUMBRANCE OR OTHER SECURITY INTEREST.

             (d) UPON DELIVERY OF AND PAYMENT FOR THE TRUSCO STOCK, THE BUYER WILL ACQUIRE GOOD AND VALID TITLE THERETO, FREE AND CLEAR OF ANY LIEN, CHARGE, ENCUMBRANCE, SECURITY INTEREST OR OTHER RESTRICTIONS OR LIMITATIONS OF

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                  ANY KIND WHATSOEVER.

         2.3 AUTHORITY FOR TRANSACTIONS. THE SELLERS AND EACH OF THEM HAS FULL LEGAL RIGHT, POWER AND AUTHORITY TO ENTER INTO AND PERFORM THIS AGREEMENT AND TO PERFORM HIS OBLIGATIONS HEREUNDER. THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT BY SELLERS AND THE COMPANY AND CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY HAVE BEEN DULY AUTHORIZED BY THE SHAREHOLDERS OF TRUSCO. NO OTHER ACTION IS NECESSARY TO AUTHORIZE THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE PERFORMANCE BY SELLERS AND THIS AGREEMENT HAS BEEN DULY EXECUTED, DELIVERED AND IS THE VALID AND BINDING OBLIGATION OF SELLERS, AND EACH OF THEM, RESPECTIVELY, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS.

         2.4 ASSETS. (a) EXCEPT AS DISCLOSED IN EXHIBIT 2.4, TRUSCO HAS GOOD, MARKETABLE AND INDEFEASIBLE TITLE TO, OR VALID AND EXISTING LEASEHOLD INTERESTS IN, (i) ALL THE REAL AND PERSONAL PROPERTY AND OTHER ASSETS REFLECTED ON THE 1996 BALANCE SHEET (EXCEPT FOR ANY SUCH ASSETS DISPOSED OF IN THE ORDINARY COURSE OF BUSINESS SINCE THE BALANCE SHEET DATE OR ANY SUCH ASSETS DISPOSED OF SINCE THE BALANCE SHEET DATE AS CONTEMPLATED OR PERMITTED HEREBY), INCLUDING THOSE DESCRIBED IN SECTIONS 2.5 AND 2.6, AND (ii) SUCH ASSETS, INCLUDING THOSE DESCRIBED IN SECTIONS 2.5 AND 2.6, AS MAY HAVE BEEN ACQUIRED SINCE THE BALANCE SHEET DATE (EXCEPT FOR ANY SUCH ASSETS DISPOSED OF IN THE ORDINARY COURSE OF BUSINESS SINCE THE BALANCE SHEET DATE OR ANY SUCH ASSETS DISPOSED OF SINCE THE BALANCE SHEET DATE AS CONTEMPLATED OR PERMITTED HEREBY), IN EACH CASE FREE AND CLEAR OF ALL LIENS, CHARGES, ENCUMBRANCES AND SECURITY INTERESTS, EXCEPT (i) THE LIEN OF CURRENT TAXES NOT YET DUE AND PAYABLE OR OF TAXES THE VALIDITY OF WHICH IS BEING CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS, (ii) LIENS (IF ANY) SECURING INDEBTEDNESS REFLECTED ON THE 1996 BALANCE SHEET WITH SUCH CHANGES IN THE AMOUNT THEREOF AS MAY HAVE OCCURRED IN THE ORDINARY COURSE OF BUSINESS SINCE THE BALANCE SHEET DATE.

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         (b) IN THE AGGREGATE, ALL PHYSICAL PROPERTIES AND ASSETS OF THE
COMPANY, INCLUDING THOSE DESCRIBED IN SECTION 2.5, ARE, IN ALL MATERIAL RESPECTS, IN GOOD CONDITION AND REPAIR (WEAR AND TEAR EXCEPTED) AND SUFFICIENT FOR THE USES IN WHICH THEY ARE PRESENTLY EMPLOYED FOR THE PROPER CONDUCT OF THE BUSINESS.

         2.5 REAL ESTATE. (a) EXHIBIT 2.5(a) SETS FORTH A LIST AND SUMMARY DESCRIPTION OF (i) ALL REAL PROPERTY OWNED BY THE COMPANY AND ALL BUILDINGS AND OTHER STRUCTURES LOCATED ON SUCH REAL PROPERTY; (ii) ALL LEASES, SUBLEASES OR OTHER AGREEMENTS UNDER WHICH THE COMPANY IS LESSOR OR LESSEE OF ANY REAL PROPERTY; (iii) ALL OPTIONS HELD BY THE COMPANY OR CONTRACTUAL OBLIGATIONS ON ITS PART TO PURCHASE OR ACQUIRE ANY INTEREST IN REAL PROPERTY; AND (iv) ALL OPTIONS GRANTED BY THE COMPANY OR CONTRACTUAL OBLIGATIONS ON ITS PART TO SELL OR DISPOSE OF ANY INTEREST IN REAL PROPERTY.

         (b) EXCEPT AS DISCLOSED IN EXHIBIT 2.5(b), IN THE PRELIMINARY TITLE REPORT (OR DISCLOSED ON ANY PUBLIC RECORD) AND, TO THE BEST KNOWLEDGE OF SELLERS, WITH RESPECT TO ANY REAL PROPERTY OWNED OR LEASED BY THE COMPANY THERE EXISTS NO APPLICABLE ZONING ORDINANCE, BUILDING CODE, USE OR OCCUPANCY RESTRICTION, OR VIOLATION OF ANY THEREOF, OR ANY CONDEMNATION ACTION OR PROCEEDING WITH RESPECT THERETO, THAT MATERIALLY DETRACTS FROM OR INTERFERES WITH THE VALUE THEREOF OR FROM OR WITH THE PRESENT USE OF SUCH PROPERTY. EXCEPT AS DISCLOSED IN EXHIBIT 2.20, TO THE BEST KNOWLEDGE OF SELLERS THERE EXISTS NO VIOLATION OF ANY ENVIRONMENTAL LAW OR REGULATIONS THEREUNDER WITH RESPECT TO ANY REAL PROPERTY. WITH RESPECT TO LEASES OF REAL PROPERTY BY THE COMPANY, THERE EXIST NO DEFAULTS BY THE COMPANY OR BY ANY THIRD PARTY, THAT MATERIALLY ADVERSELY AFFECT ANY SUCH LEASE.

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         2.6 PLANTS AND REPRESENTATIVES' OFFICES. EXHIBIT 2.6 ATTACHED HERETO
SETS FORTH A LIST AND SUMMARY DESCRIPTION OF EACH OF THE COMPANY'S PLANTS, FACILITIES AND REPRESENTATIVES' OFFICES, WHETHER OWNED OR LEASED.

         2.7 KNOW-HOW, TRADEMARKS, PATENTS, ETC. EXHIBIT 2.7 ATTACHED HERETO CONTAINS A COMPLETE AND CORRECT LIST OF ALL PATENTS, PATENT APPLICATIONS, PROCESSES, TRADEMARKS, TRADEMARK APPLICATIONS, TRADE NAMES, BRAND NAMES AND COPYRIGHTS, DOMESTIC AND FOREIGN WHICH THE COMPANY OWNS OR USES (COLLECTIVELY THE "INTELLECTUAL PROPERTY"). THE COMPANY OWNS OR IS LICENSED TO USE THE INTELLECTUAL PROPERTY WITHOUT, AND TO THE BEST KNOWLEDGE OF SELLERS EXCEPT AS DISCLOSED ON EXHIBIT 2.7, INFRINGEMENT OF OR CONFLICT WITH ANY RIGHTS OF THIRD PARTIES. TO THE BEST KNOWLEDGE OF SELLERS, THERE ARE NO DEFENSES TO THE VALIDITY OF ANY INTELLECTUAL PROPERTY.

         2.8 INVESTMENTS. TRUSCO DOES NOT OWN, DIRECTLY OR INDIRECTLY, ANY EQUITY INTEREST IN ANY LEGAL ENTITY.

         2.9 SELLERS' INTERESTS. EXCEPT AS OTHERWISE SPECIFICALLY CONTEMPLATED BY SECTION 6 HEREIN, FROM AND AFTER THE CLOSING, (a) SELLERS WILL NOT HAVE ANY CONTRACTUAL ARRANGEMENTS WITH THE COMPANY, EXCEPT EMPLOYMENT CONTRACTS CONTEMPLATED BY THIS AGREEMENT OR AS OTHERWISE PERMITTED OR REQUIRED BY THIS AGREEMENT, AND (b) ALL OF THE INTEREST, DIRECT OR INDIRECT OF THE SELLERS (i) IN ALL CAPITAL STOCK OF THE COMPANY AND (ii) IN ANY RIGHT, PROPERTY OR ASSET NOT TITLED TO THE COMPANY BUT UTILIZED BY AND MATERIAL TO THE COMPANY IN ITS BUSINESS AND OPERATIONS WILL BE CONVEYED TO THE BUYER AT THE CLOSING (EXCEPT AS OTHERWISE PERMITTED BY THIS AGREEMENT).

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         2.10 FILINGS; FINANCIAL STATEMENTS; LIABILITIES. (a) THE COMPANY IS IN
FULL COMPLIANCE WITH THE REQUIREMENTS OF ALL STATE AND FEDERAL SECURITIES LAWS AND REGULATIONS.

             (b) THE FINANCIAL STATEMENTS HAVE BEEN PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES APPLIED ON A CONSISTENT BASIS THROUGHOUT THE PERIODS INVOLVED (EXCEPT AS MAY BE INDICATED IN THE NOTES THERETO) AND EACH FAIRLY PRESENTS THE CONSOLIDATED FINANCIAL POSITION OF THE COMPANY AS OF THE RESPECTIVE DATES THEREOF AND THE CONSOLIDATED RESULTS OF ITS OPERATIONS AND CHANGES IN FINANCIAL POSITION FOR THE PERIODS INDICATED.

             (c) EXCEPT AS SPECIFICALLY DESIGNATED OR RESERVED AGAINST IN THE 1996 BALANCE SHEET, THE COMPANY HAS NO LIABILITIES OF THE TYPE REQUIRED TO BE REFLECTED AS LIABILITIES ON A BALANCE SHEET OR DISCLOSED IN THE NOTES THERETO PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES WHICH IN THE AGGREGATE COULD HAVE A MATERIAL ADVERSE EFFECT ON THE OPERATIONS OR FINANCIAL CONDITION OF THE COMPANY.

         2.11 RECEIVABLES. THE ACCOUNTS RECEIVABLE REFLECTED ON THE FINANCIAL STATEMENTS WERE AND ARE ACCOUNTS RECEIVABLE OF THE COMPANY AT THE CLOSING DATE AND WILL BE BONA FIDE OBLIGATIONS ARISING ONLY IN THE ORDINARY COURSE OF BUSINESS OF THE COMPANY IN ACCORDANCE WITH ITS NORMAL CREDIT POLICIES AND, SUBJECT TO THE RESERVE FOR DOUBTFUL ACCOUNTS, ARE COLLECTIBLE.

         2.12 INVENTORIES. THE INVENTORIES REFLECTED ON THE FINANCIAL STATEMENTS WERE ACQUIRED

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IN THE ORDINARY COURSE OF BUSINESS OF THE COMPANY IN ACCORDANCE WITH ITS NORMAL
INVENTORY PRACTICES. ALL OBSOLETE INVENTORY HAS BEEN ADEQUATELY RESERVED FOR IN THE BALANCE SHEET.

         2.13 ABSENCE OF CERTAIN CHANGES OR EVENTS. SINCE THE BALANCE SHEET DATE THERE HAS NOT BEEN: (a) ANY MATERIAL ADVERSE CHANGE IN THE ASSETS, LIABILITIES, OPERATIONS OR FINANCIAL CONDITION OF THE COMPANY; (b) ANY AMENDMENT TO THE CERTIFICATE OF INCORPORATION OR BY-LAWS OF THE COMPANY; (c) ANY DECLARATION, SETTING ASIDE OR PAYMENT OF ANY DIVIDEND OR OTHER DISTRIBUTION (WHETHER IN CASH, STOCK, PROPERTY OR ANY COMBINATION THEREOF EXCEPT AS SPECIFICALLY PERMITTED IN THIS AGREEMENT) IN RESPECT OF THE COMPANY'S CAPITAL STOCK, OR ANY REDEMPTION OR OTHER ACQUISITION BY THE COMPANY OF ANY SHARES OF THE COMPANY'S CAPITAL STOCK; (d) ANY DAMAGE, DESTRUCTION OR CASUALTY LOSS, WHETHER COVERED BY INSURANCE OR NOT, MATERIALLY AND ADVERSELY AFFECTING THE OPERATIONS OR FINANCIAL CONDITION OF THE COMPANY; (e) ANY CHANGE IN THE COMPANY'S BOARD OF DIRECTORS OR EXECUTIVE OFFICERS; EXCEPT AS DISCLOSED IN
EXHIBIT 2.13 (f) ANY INCREASE IN THE RATE OR TERMS OF COMPENSATION PAYABLE OR TO BECOME PAYABLE BY THE COMPANY TO ITS DIRECTORS, OFFICERS OR KEY EMPLOYEES, EXCEPT AS DISCLOSED IN EXHIBIT 2.13 (g) ANY ENTRY INTO ANY MATERIAL AGREEMENT, COMMITMENT OR TRANSACTION (INCLUDING WITHOUT LIMITATION ANY BORROWING, CAPITAL EXPENDITURE OR CAPITAL FINANCING) BY THE COMPANY, EXCEPT AGREEMENTS, COMMITMENTS OR TRANSACTIONS IN THE ORDINARY COURSE OF BUSINESS OR AS PERMITTED OR REQUIRED BY THIS AGREEMENT; OR (h) ANY CHANGE BY THE COMPANY IN ITS ACCOUNTING METHODS, PRINCIPLES OR PRACTICES.

         2.14 CONTRACTS. EXHIBIT 2.14 LISTS OR DESCRIBES ALL CONTRACTS, AUTHORIZATIONS, APPROVALS OR ARRANGEMENTS TO WHICH THE COMPANY IS A PARTY, OR BY WHICH IT IS BOUND, AND WHICH (i) OBLIGATE OR MAY OBLIGATE THE COMPANY TO PAY MORE THAN $5,000 OR ENTITLE OR MAY ENTITLE THE COMPANY TO RECEIVE MORE THAN $5,000, IN EACH CASE EXCLUDING CONTRACTS IN THE ORDINARY

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COURSE OF BUSINESS AND PURCHASE ORDER ARRANGEMENTS WITH CUSTOMERS OR SUPPLIERS;
(ii) ARE FINANCING DOCUMENTS, LOAN AGREEMENTS OR AGREEMENTS PROVIDING FOR THE GUARANTEE OF THE OBLIGATIONS OF ANY PARTY; (iii) ARE LICENSE OR OTHER
AGREEMENTS PROVIDING FOR THE MANUFACTURE OF PRODUCTS; OR (iv) ARE EMPLOYMENT OR CONSULTING CONTRACTS OR ARRANGEMENTS AND, WITH RESPECT TO ALL SUCH CONTRACTS, AUTHORIZATIONS, APPROVALS AND ARRANGEMENTS NEITHER THE COMPANY NOR, ANY OTHER PARTY TO ANY SUCH CONTRACT, IS IN MATERIAL BREACH THEREOF OR MATERIAL DEFAULT THEREUNDER, AND THERE DOES NOT EXIST UNDER ANY THEREOF ANY EVENT WHICH, WITH
THE GIVING OF NOTICE OR THE LAPSE OF TIME, WOULD CONSTITUTE SUCH A BREACH OR DEFAULT, EXCEPT FOR SUCH BREACHES, DEFAULTS AND EVENTS AS TO WHICH REQUISITE WAIVERS OR CONSENTS HAVE BEEN OBTAINED.

         2.15 LITIGATION. EXCEPT AS SPECIFICALLY DISCLOSED IN EXHIBIT 2.15 THERE IS NO CLAIM, ACTION, PROCEEDING OR INVESTIGATION PENDING OR THREATENED, AGAINST OR RELATING TO THE COMPANY BEFORE ANY COURT OR GOVERNMENTAL, ADMINISTRATIVE OR REGULATORY AUTHORITY OR BODY WHICH, IF DECIDED ADVERSELY, COULD HAVE A MATERIALLY ADVERSE EFFECT ON THE OPERATIONS OR FINANCIAL CONDITION OF THE COMPANY, OR WHICH MIGHT AFFECT SELLERS' ABILITY TO PERFORM THEIR OR HIS OBLIGATIONS HEREUNDER OR THEIR OR HIS OWNERSHIP OF THE TRUSCO STOCK, AND THE COMPANY IS NOT SUBJECT TO ANY OUTSTANDING ORDER, WRIT, INJUNCTION OR DECREE WHICH MATERIALLY ADVERSELY AFFECTS THE OPERATIONS OR FINANCIAL CONDITION OF THE COMPANY.

         2.16 TAXES. ALL TAX RETURNS, REPORTS AND FORMS REQUIRED TO BE FILED BY, OR WITH RESPECT TO ANY ACTIVITIES OF, THE COMPANY, WITH ANY TAXING AUTHORITY HAVE BEEN FILED IN ACCORDANCE WITH ALL APPLICABLE LAWS. ALL TAXES AND OTHER GOVERNMENTAL CHARGES FOR WHICH THE COMPANY IS LIABLE HAVE BEEN PAID OR ARE PROPERLY ACCRUED AND REFLECTED ON THE BALANCE SHEET. THE FEDERAL INCOME TAX RETURNS WITH RESPECT TO THE OPERATIONS OF THE COMPANY HAVE BEEN AUDITED BY THE IRS AND CALIFORNIA FRANCHISE TAX BOARD FOR THE TAXABLE YEARS ENDED 1990, 1991 AND

1992 . THERE ARE NO OUTSTANDING AGREEMENTS OR WAIVERS EXTENDING THE STATUTORY PERIOD OF LIMITATION APPLICABLE TO ANY TAX RETURN (WHETHER FEDERAL, STATE OR LOCAL) FOR OR INCLUDING THE COMPANY.

         2.17  COMPLIANCE WITH LAW.

             (a) TO THE BEST KNOWLEDGE OF SELLERS, THE COMPANY HAS CONDUCTED, AND IS NOW CONDUCTING, ITS BUSINESSES AND OPERATIONS, IN ALL MATERIAL RESPECTS, IN COMPLIANCE WITH ALL APPLICABLE DOMESTIC AND FOREIGN LAWS, RULES, REGULATIONS AND COURT OR ADMINISTRATIVE ORDERS AND PROCESSES, INCLUDING, WITHOUT LIMITATION, ANY THAT RELATE TO HEALTH AND SAFETY, SALE AND DISTRIBUTION OF PRODUCTS AND SERVICES, ANTI-COMPETITIVE PRACTICES, COLLECTIVE BARGAINING, EQUAL OPPORTUNITY AND IMPROPER PAYMENTS.

             (b) TO THE BEST KNOWLEDGE OF SELLERS, THE COMPANY POSSESSES, IN ALL MATERIAL RESPECTS, ALL GOVERNMENTAL LICENSES, PERMITS, AUTHORIZATIONS AND APPROVALS NECESSARY TO CARRY ON THE WHOLE OF ITS BUSINESSES AND OPERATIONS AS PRESENTLY CONDUCTED.

         2.18 LABOR MATTERS. EXHIBIT 2.18 CONTAINS A TRUE, CORRECT AND COMPLETE LIST OF ALL COLLECTIVE BARGAINING AGREEMENTS AND EXCEPT AS LISTED ON EXHIBIT
2.18 THERE ARE NOT ANY WRITTEN THREATS OR IN EXISTENCE ANY (a) WORK STOPPAGES RESPECTING EMPLOYEES OF THE COMPANY, (b) DISPUTES, GRIEVANCE OR ARBITRATION PROCEEDING ARISING OUT OF COLLECTIVELY BARGAINED OR LABOR OR EMPLOYMENT AGREEMENTS TO WHICH THE COMPANY IS A PARTY, AND (c) TO THE BEST KNOWLEDGE OF SELLERS, UNFAIR LABOR PRACTICE COMPLAINTS AGAINST THE COMPANY. NO TRANSACTION CONTEMPLATED BY THIS AGREEMENT IS IN ANY WAY PROHIBITED OR RESTRICTED BY OR SUBJECT TO ANY

CONDITIONS UNDER ANY COLLECTIVELY BARGAINED OR OTHER LABOR OR EMPLOYMENT AGREEMENT AND WILL NOT ENTITLE ANY PERSON TO BENEFITS, PAYMENTS OR DAMAGES, WITH RESPECT TO SUCH AGREEMENTS AND WILL NOT OTHERWISE CAUSE THE COMPANY TO INCUR ANY LIABILITY UNDER SUCH AGREEMENTS.

         2.19 INSURANCE. EXHIBIT 2.19 SETS FORTH A COMPLETE LIST OF ALL POLICIES OF INSURANCE OF WHICH THE COMPANY IS THE OWNER, INSURED OR BENEFICIARY OR PROGRAMS OF SELF-INSURANCE, COVERING PERIODS AFTER DECEMBER 31, 1991. SUCH
SCHEDULE INDICATES FOR EACH INSURANCE POLICY THE CARRIER, RISKS INSURED AND THE EXPIRATION DATE. ALL SUCH POLICIES (OTHER THAN "CLAIMS MADE" POLICIES THAT HAVE EXPIRED) ARE IN FULL FORCE AND EFFECT. EXCEPT AS SET FORTH ON EXHIBIT 2.19, ALL PREMIUMS UNDER SUCH INSURANCE POLICIES FOR PERIODS TO THE CLOSING DATE HAVE BEEN PAID, AND THE COMPANY SHALL NOT HAVE ANY LIABILITY AFTER THE CLOSING FOR PREMIUMS UNDER SUCH INSURANCE POLICIES FOR PERIODS PRIOR TO THE CLOSING, INCLUDING RETROSPECTIVE OR RETROACTIVE PREMIUM ADJUSTMENTS, EXCEPT IN THE ORDINARY COURSE. TO THE BEST KNOWLEDGE OF SELLERS, THERE HAVE BEEN NO MATERIAL DEFAULTS WITH RESPECT TO ANY PROVISION CONTAINED IN ANY INSURANCE POLICY, NOR HAS THERE BEEN ANY FAILURE TO GIVE ANY NOTICE OR PRESENT ANY CLAIM UNDER SUCH POLICIES IN A TIMELY FASHION OR IN THE MANNER OR DETAIL REQUIRED BY ANY SUCH INSURANCE POLICY. THERE IS NO MATERIAL INACCURACY IN ANY APPLICATION FOR INSURANCE POLICIES. THE COMPANY HAS NOT RECEIVED ANY NOTICE OF CANCELLATION OR NON-RENEWAL WITH RESPECT TO, OR NOTICE THAT ANY EXISTING INSURANCE POLICY COVERING THE CURRENT PERIOD WILL NOT IN THE FUTURE BE AVAILABLE ON SUBSTANTIALLY THE SAME TERMS NOW IN EFFECT. SELLERS HAVE DELIVERED TO BUYER CORRECT AND COMPLETE COPIES OF ALL OF THE INSURANCE POLICIES AND HAVE MADE AVAILABLE TO THE BUYER COPIES OF ALL INSURANCE COMPANY LOSS REPORTS SINCE DECEMBER 31, 1991. SCHEDULE 2.19 ALSO SETS FORTH, TO THE

EXTENT NOT OTHERWISE SET FORTH ON THE INSURANCE COMPANY LOSS REPORTS PROVIDED HEREUNDER, (a) THE NATURE OF ANY WORKER'S COMPENSATION CLAIMS EXPERIENCED BY THE COMPANY SINCE DECEMBER 31, 1991 AND ALL WORKER'S COMPENSATION CLAIMS THAT ARE OPEN ON THE DATE HEREOF, (b) THE AMOUNT PAID THEREON TO THE DATE HEREOF,
(c) THE CURRENT STATUS OF EACH, AND (d) FOR EACH SUCH CLAIM THAT IS OPEN, THE AMOUNTS RESERVED THEREFOR.

         2.20  ENVIRONMENTAL MATTERS.  EXCEPT AS DISCLOSED IN EXHIBIT 2.20:

             (a) TO THE BEST KNOWLEDGE OF SELLERS, THERE ARE NO EXISTING ENVIRONMENTAL LIABILITIES OF THE COMPANY, NOR ARE THERE ANY CLAIMS, INVESTIGATIONS, SUITS, OR PROCEEDING BY THIRD PARTIES OR GOVERNMENTAL AGENCIES AGAINST THE COMPANY RELATING TO ENVIRONMENTAL MATTERS;

             (b) NO TANKS, CONTAINERS, CYLINDERS, DRUMS OR CANS CONTAINING ANY HAZARDOUS TOXIC WASTES MATERIALS OR SUBSTANCES, POLLUTANTS OR CONTAMINANTS WERE UNLAWFULLY BURIED ON ANY OF THE COMPANY'S PREMISES BY THE COMPANY, OR TO THE BEST KNOWLEDGE OF SELLERS, NO OTHER PERSON HAS UNLAWFULLY BURIED ANY SUCH ITEMS ON THE COMPANY'S PREMISES;

             (c) THE 1996 BALANCE SHEET DOES NOT INCLUDE AN ENVIRONMENTAL RESERVE, NO SUCH RESERVE IS ESTABLISHED FOR THE COMPANY, AND TO THE BEST KNOWLEDGE OF SELLERS, NO SUCH RESERVE IS APPROPRIATE OR NECESSARY TO COVER, IN THE AGGREGATE, ANY EXISTING AND KNOWN ENVIRONMENTAL LIABILITIES OF THE COMPANY; AND

             (d) TO THE BEST KNOWLEDGE OF SELLERS, NEITHER SELLERS, THE BUYER NOR THE COMPANY NEED OBTAIN ANY LETTERS, CONSENTS OR APPROVALS FROM ANY GOVERNMENTAL AUTHORITY OR PARTICIPATE IN ANY GOVERNMENTAL IMPOSED PROGRAM OR PLAN WITH RESPECT TO ENVIRONMENTAL LIABILITIES, OTHER THAN LETTERS, APPROVALS OR CONSENTS ALREADY OBTAINED OR PROGRAMS OR PLANS IN WHICH THE COMPANY IS ALREADY PARTICIPATING, AND WHICH HAVE BEEN FULLY DISCLOSED IN EXHIBIT 2.20.

         2.21 EMPLOYEE BENEFIT PLANS. (a) EXHIBIT 2.21 LISTS, AND THE BUYER HAS BEEN FURNISHED WITH TRUE, ACCURATE AND UP-TO-DATE COPIES OF, ALL PLANS AND ANY RELATED TRUST, GROUP ANNUITY CONTRACT, INSURANCE POLICY OR OTHER FUNDING ARRANGEMENT. FOR EACH PLAN, THE BUYER HAS BEEN FURNISHED, WHERE APPLICABLE, WITH A COPY OF THE TWO MOST RECENT ANNUAL REPORTS ON IRS FORM 5500 (INCLUDING ALL SCHEDULES AND EXHIBITS THERETO, IF ANY), A COPY OF THE MOST RECENTLY COMPLETED ACTUARIAL VALUATION REPORT, IF ANY, AND A COPY OF THE MOST RECENTLY DISTRIBUTED SUMMARY PLAN DESCRIPTION AND THE DATE SUCH SUMMARY PLAN DESCRIPTION WAS DISTRIBUTED.

             (b) (i) THE WRITTEN TERMS OF EACH OF THE PLANS AND ANY RELATED TRUST AGREEMENT, GROUP ANNUITY CONTRACT, INSURANCE POLICY OR OTHER FUNDING ARRANGEMENT ARE IN COMPLIANCE WITH THE APPLICABLE REQUIREMENTS, IF ANY, OF ERISA, THE CODE OR OTHER APPLICABLE FEDERAL OR STATE LAW AND EACH OF THE PLANS HAS BEEN ADMINISTERED IN COMPLIANCE WITH SUCH REQUIREMENTS AND IN ACCORDANCE WITH ITS TERMS AND THE PROVISIONS OF THE APPLICABLE COLLECTIVE BARGAINING AGREEMENTS, IF ANY. (ii) EACH OF THE PLANS WHICH HAS ANY RELATED FUNDING ARRANGEMENT IS QUALIFIED UNDER

                  SECTION 401(a), 403(a), 405(a), 408(k) OR 501(a) OR (c) OF
                  THE CODE, HAS RECEIVED A FAVORABLE DETERMINATION OR RULING LETTER FROM THE IRS AS TO ITS QUALIFICATION UNDER THE APPROPRIATE SECTION AND A COPY OF THE MOST RECENT DETERMINATION OR RULING LETTER FOR EACH PLAN HAS BEEN FURNISHED TO BUYER, AND SUCH FAVORABLE DETERMINATION HAS NOT BEEN MODIFIED, REVOKED OR LIMITED BY FAILURE TO SATISFY ANY CONDITION THEREOF OR BY A SUBSEQUENT AMENDMENT TO, OR FAILURE TO AMEND SUCH PLAN AND NOTHING ELSE HAS OCCURRED SINCE THE DATE OF EACH SUCH LETTER THAT COULD REASONABLY BE EXPECTED TO CAUSE THE LOSS OF SUCH QUALIFICATION OR EXEMPTION. (iii) ALL CONTRIBUTIONS WHICH WERE DUE AND PAYABLE ON OR BEFORE THE DATE HEREOF TO THE PLANS HAVE BEEN MADE IN FULL AND IN PROPER FORM, AND ADEQUATE ACCRUALS HAVE BEEN PROVIDED FOR IN THE FINANCIAL STATEMENTS FOR ALL OTHER CONTRIBUTIONS OR AMOUNTS AS MAY BE REQUIRED TO BE PAID TO THE PLANS WITH RESPECT TO PERIODS WHICH INCLUDE THE DATE HEREOF OR ENDED PRIOR THERETO, AND THE COMPANY HAS NOT MADE OR AGREED TO MAKE, OR IS REQUIRED TO MAKE (IN ORDER TO BRING ANY OF THE PLANS INTO SUBSTANTIAL COMPLIANCE WITH THE APPLICABLE REQUIREMENTS, IF ANY, OF ERISA, THE CODE OR OTHER APPLICABLE FEDERAL OR STATE
                  LAW), ANY CHANGES IN BENEFITS WHICH WOULD MATERIALLY INCREASE THE COSTS OF MAINTAINING ANY OF THE PLANS OTHER THAN CHANGES DESIGNED TO REFLECT THE TAX REFORM ACT OF 1986. (iv) THE PRESENT VALUE OF ALL BENEFITS OF EACH OF THE PLANS WHICH HAS A RELATED FUNDING ARRANGEMENT (DETERMINED USING THE ASSUMPTIONS CONTAINED IN THE ACTUARIAL REPORT) AND THE CURRENT VALUE OF THE ASSETS OF EACH SUCH PLAN WAS, AS OF THE VALUATION DATES CONTAINED IN THE ACTUARIAL REPORT, AS REFLECTED IN SUCH REPORT. (v) THE

                  INTEREST RATE, MORTALITY, PROJECTED COMPENSATION AND OTHER ACTUARIAL ASSUMPTIONS THEN USED FOR THE PURPOSE OF DETERMINING THE CONTRIBUTIONS REQUIRED TO BE MADE TO EACH SUCH PLAN ARE REFLECTED IN THE ACTUARIAL REPORT.

             (c) (i) NO PLAN THAT IS SUBJECT TO PART 3 OF SUBTITLE B OF TITLE I OF ERISA OR SECTION 412 OF THE CODE HAD AN ACCUMULATED FUNDING DEFICIENCY, WHETHER OR NOT WAIVED. (ii) ALL PREMIUMS (AND INTEREST CHARGES AND PENALTIES FOR LATE PAYMENT), IF ANY, DUE THE PBGC AS OF THE DATE HEREOF WITH RESPECT TO THE PLANS HAVE BEEN PAID AND THERE HAS BEEN NO "REPORTABLE EVENT", AS DEFINED IN SECTION 4043 OF ERISA, WITH RESPECT TO ANY OF THE PLANS SUBJECT TO TITLE IV OF ERISA THAT THE COMPANY KNOWS OR SHOULD HAVE KNOWN ABOUT (iii) NO EMPLOYER LIABILITY OR WITHDRAWAL LIABILITY TO PBGC, TO ANY EMPLOYEE PENSION BENEFIT PLAN OR TO ANOTHER PERSON OR ENTITY HAS BEEN, OR IS EXPECTED BY THE COMPANY OR TO BE, INCURRED BY THE COMPANY. (iv) NONE OF THE PLANS SUBJECT TO TITLE IV OF ERISA HAS BEEN TERMINATED, NO PROCEEDINGS TO TERMINATE ANY OF SUCH PLANS HAS BEEN INSTITUTED, AND THERE HAS BEEN NO COMPLETE OR PARTIAL WITHDRAWAL, CESSATION OF FACILITY OPERATIONS OR OCCURRENCE OF ANY OTHER EVENT THAT WOULD RESULT IN THE IMPOSITION OF LIABILITY ON THE COMPANY UNDER TITLE IV OF ERISA AND THE COMPANY HAS NO KNOWLEDGE OF ANY FACT THAT EXISTS THAT WOULD CONSTITUTE GROUNDS FOR TERMINATION OF SUCH PLAN BY THE PENSION BENEFIT GUARANTY CORPORATION OR FOR THE APPOINTMENT BY THE APPROPRIATE UNITED STATES DISTRICT COURT OF A TRUSTEE TO ADMINISTER SUCH PLAN, IN EACH CASE AS CONTEMPLATED BY

                  SECTION 4042 OF ERISA. (v) THERE IS NOT NOW NOR HAS THERE BEEN, ANY TRANSACTION INVOLVING ANY PLAN WHICH IS A "PROHIBITED TRANSACTION" UNDER SECTIONS 406 AND 407 OF ERISA OR SECTION 4975 OF THE CODE IN CONNECTION WITH WHICH THE COMPANY COULD BE SUBJECT TO ANY LIABILITY UNDER TITLE I OF ERISA OR ANY EXCISE TAX IMPOSED BY SECTION 4975 OF THE CODE.
                  (vi) THE COMPANY HAS MATERIALLY SATISFIED ANY BOND COVERAGE REQUIREMENT OF ERISA AND ALL REPORTING AND DISCLOSURE OBLIGATIONS UNDER ERISA AND THE CODE WITH RESPECT TO EACH OF THE PLANS AND ANY RELATED FUNDING ARRANGEMENT. (vii) NO LIABILITY FOR FAILURE TO COMPLY WITH THE WITHHOLDING TAX REQUIREMENTS APPLYING TO PAYMENTS FROM THE PLANS HAS BEEN OR IS REASONABLY EXPECTED BY THE COMPANY TO BE, INCURRED BY THE COMPANY. (viii) NO ACTION OR CONDUCT HAS BEEN TAKEN OR HAS NOT BEEN TAKEN WITH RESPECT TO THE PLANS THAT HAS OR IS REASONABLY EXPECTED BY THE COMPANY TO RESULT IN THE IMPOSITION OF ANY EXCISE TAX ON THE COMPANY WITH RESPECT TO THE PLANS. (ix) EXCEPT FOR BENEFITS WHICH MAY BECOME PAYABLE AS A RESULT OF TERMINATION OF EMPLOYMENT OF CERTAIN INDIVIDUALS AS CONTEMPLATED BY THIS AGREEMENT, NO TRANSACTION CONTEMPLATED BY THIS AGREEMENT WILL RESULT IN ANY PERSON BEING ENTITLED TO BENEFITS OR PAYMENTS WITH RESPECT TO ANY COMPANY PLAN. (x) THERE IS NO SUIT, ACTION, DISPUTE, CLAIM, ARBITRATION OR LEGAL, ADMINISTRATIVE OR OTHER PROCEEDING OR GOVERNMENTAL INVESTIGATION PENDING OR THREATENED, ALLEGING A BREACH OR BREACHES OF THE TERMS OF ANY OF THE PLANS, OR OF ANY FIDUCIARY DUTIES THEREUNDER, OR VIOLATIONS OF ERISA OR THE CODE OR OTHER APPLICABLE FEDERAL OR STATE LAW WITH RESPECT TO ANY SUCH PLAN WHICH MIGHT REASONABLY BE EXPECTED TO RESULT IN LIABILITY TO THE

                  COMPANY OR TO HAVE AN ADVERSE EFFECT ON THE OPERATIONS OR CONDITION (FINANCIAL OR OTHERWISE) OF THE COMPANY OR ANY SUCH PLAN, NOR, IS THERE ANY BASIS OR GROUNDS FOR ANY SUCH SUIT, ACTION, DISPUTE, CLAIM, ARBITRATION, PROCEEDING OR INVESTIGATION.

             (d) THE COMPANY HAS NEVER BEEN A PARTICIPATING EMPLOYER IN OR SUBJECT TO ANY LIABILITY TO ANY MULTIEMPLOYER PLAN.

             (e) PETROWEST EQUIPMENT, A CALIFORNIA CORPORATION, ("PETROWEST") IS A PARTICIPATING EMPLOYER UNDER THE COMPANY'S 401(k) PROFIT SHARING PLAN. SELLERS SHALL CAUSE PETROWEST TO CEASE PARTICIPATION IN SUCH PLAN EFFECTIVE AS OF, OR PRIOR TO, THE CLOSING DATE.

         2.22 BROKERS. EXCEPT FOR AMOUNTS PAID TO DENNIS MCCARTHY FOR SERVICES RENDERED PRIOR TO THE EFFECTIVE DATE OF THIS AGREEMENT, SELLERS HAVE NOT PAID OR BECOME OBLIGATED TO PAY ANY FEE OR COMMISSION TO ANY BROKER, FINDER, INVESTMENT BANKER OR OTHER INTERMEDIARY IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY PRIOR TRANSACTIONS CONTEMPLATED BY THE SELLERS RELATING TO THE TRUSCO STOCK, INCLUDING BUT NOT LIMITED TO INVESTIGATIONS INTO A POSSIBLE ESOP ARRANGEMENT, AND THE COMPANY HAS NO SUCH OBLIGATION, AND HAS MADE NO SUCH PAYMENT, TO ANY PERSON OR ENTITY.

         2.23 BANK ACCOUNTS. EXHIBIT 2.23 ATTACHED HERETO IS A CORRECT AND COMPLETE LIST OF THE NAMES OF EACH BANK, SAVINGS & LOAN, OR OTHER FINANCIAL INSTITUTION, IN WHICH THE COMPANY HAS AN ACCOUNT (INCLUDING CASH CONTRIBUTION ACCOUNTS, OR SAFE DEPOSIT BOXES) AND THE CORRESPONDING ACCOUNT NUMBERS AND THE NAMES OF ALL PERSONS AUTHORIZED TO DRAW ON SUCH

ACCOUNTS OR TO HAVE ACCESS THERETO.

         2.24 NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH CERTAIN INSTRUMENTS. EXCEPT FOR THE COMPANY'S LENDERS AND BONDING COMPANY, NEITHER THE EXECUTION DELIVERY AND PERFORMANCE OF THIS AGREEMENT, NOR THE CONSUMMATION AND PERFORMANCE OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, NOR COMPLIANCE BY SELLERS OR THE COMPANY WITH ANY OF THE PROVISIONS HEREOF OR THEREOF, WILL VIOLATE (WITH OR WITHOUT THE GIVING OF NOTICE OR THE LAPSE OF TIME OR BOTH), OR CONFLICT WITH, OR REQUIRE ANY CONSENT, APPROVAL, WAIVER, FILING OR NOTICE UNDER, ANY STATUTE, RULE OR REGULATION, APPLICABLE TO SELLERS OR THE COMPANY OR APPLICABLE TO THE ASSETS OF, OR BUSINESS CONDUCTED BY SELLERS OR THE COMPANY, NOR WILL REQUIRE ANY CONSENT APPROVAL OR NOTICE UNDER NOR WILL CONFLICT WITH, OR RESULT IN THE BREACH OF ANY PROVISION OF, OR CONSTITUTE A DEFAULT UNDER, OR RESULT IN THE ACCELERATION OF THE PERFORMANCE OF THE OBLIGATIONS OF SELLERS OR THE COMPANY UNDER, OR RESULT IN THE CREATION OF A LIEN, CHARGE OR ENCUMBRANCE UPON ANY OF THE PROPERTIES OR ASSETS OF SELLERS OR THE COMPANY PURSUANT TO, ANY OF THE TERMS, CONDITIONS OR PROVISIONS OF THE CERTIFICATE OF INCORPORATION OR BYLAWS OF THE COMPANY, OR ANY INDENTURE, MORTGAGE, DEED OF TRUST, LOAN AGREEMENT, LEASE, LICENSE AGREEMENT, CONTRACT, INSTRUMENT OR OTHER AGREEMENT, OR ANY ORDER, WRIT, INJUNCTION, JUDGMENT OR DECREE, TO WHICH SELLERS OR THE COMPANY IS A PARTY OR BY WHICH ANY OF THE PROPERTIES OR ASSETS OF THE SELLERS OR THE COMPANY MAY BE BOUND OR AFFECTED.

         2.25 ABSENCE OF UNTRUE STATEMENTS; OMISSIONS. NO REPRESENTATION OR WARRANTY BY THE SELLERS IN THIS AGREEMENT, AND NO STATEMENT, EXHIBIT OR SCHEDULE FURNISHED TO BUYER BY AND ON BEHALF OF THE SELLERS UNDER AND PURSUANT TO, OR IN ANTICIPATION OF, THIS AGREEMENT, CONTAINS OR WILL CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMITS OR WILL OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS CONTAINED HEREIN OR THEREIN NOT MISLEADING.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF BUYER

         AS AN INDUCEMENT TO SELLERS TO ENTER INTO THIS AGREEMENT AND CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY, BUYER REPRESENTS AND WARRANTS TO SELLERS AS FOLLOWS:

         3.1. ORGANIZATION AND GOOD STANDING. BUYER IS A CORPORATION DULY ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF DELAWARE. BUYER HAS ALL REQUISITE CORPORATE POWER AND AUTHORITY TO MAKE, EXECUTE AND DELIVER THIS AGREEMENT AND PERFORM ITS OBLIGATIONS HEREUNDER.

         3.2. DUE AUTHORIZATION. THE EXECUTION, DELIVERY AND PERFORMANCE BY BUYER OF THIS AGREEMENT HAVE BEEN DULY AUTHORIZED BY ALL NECESSARY ACTION ON THE PART OF BUYER. THIS AGREEMENT HAS BEEN DULY EXECUTED AND DELIVERED AND CONSTITUTES, WHEN EXECUTED AND DELIVERED BY BUYER SHALL CONSTITUTE, THE LEGAL, VALID AND BINDING OBLIGATIONS OF BUYER, ENFORCEABLE AGAINST IT IN ACCORDANCE WITH ITS TERMS.

         3.3. BROKERAGE. EXCEPT FOR RETAINING PARKER/HUNTER INCORPORATED TO ACT AS ITS INVESTMENT ADVISER THE FEES FOR WHICH BUYER IS SOLELY RESPONSIBLE, BUYER HAS NOT MADE ANY AGREEMENT OR TAKEN ANY OTHER ACTION THAT MIGHT CAUSE SELLERS OR THE COMPANY TO BECOME LIABLE FOR A BROKER'S FEE OR COMMISSION AS A RESULT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

         3.4. NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH CERTAIN INSTRUMENTS.

EXCEPT FOR APPROVAL REQUIRED FROM BANK ONE, TEXAS, N.A., NEITHER THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT, NOR THE CONSUMMATION AND PERFORMANCE OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, NOR COMPLIANCE BY BUYER WITH ANY OF THE PROVISIONS HEREOF OR THEREOF, WILL VIOLATE (WITH OR WITHOUT THE GIVING OF NOTICE OR THE LAPSE OF TIME OR BOTH), OR CONFLICT WITH, OR REQUIRE ANY CONSENT, APPROVAL, WAIVER, FILING OR NOTICE UNDER, ANY STATUTE, RULE OR REGULATION, APPLICABLE TO BUYER OR APPLICABLE TO THE ASSETS OF, OR BUSINESS CONDUCTED BY, BUYER, NOR WILL REQUIRE ANY CONSENT APPROVAL OR NOTICE UNDER NOR WILL CONFLICT WITH, OR RESULT IN THE BREACH OF ANY PROVISION OF, OR CONSTITUTE A DEFAULT UNDER, OR RESULT IN THE ACCELERATION OF THE PERFORMANCE OF THE OBLIGATIONS OF BUYER UNDER, OR RESULT IN THE CREATION OF A LIEN, CHARGE OR ENCUMBRANCE UPON ANY OF THE PROPERTIES OR ASSETS OF BUYER PURSUANT TO, ANY OF THE TERMS, CONDITIONS OR PROVISIONS OF THE CERTIFICATE OF INCORPORATION, AS AMENDED, OR BYLAWS OF BUYER, OR ANY INDENTURE, MORTGAGE, DEED OF TRUST, LOAN AGREEMENT, LEASE, LICENSE AGREEMENT, CONTRACT, INSTRUMENT OR OTHER AGREEMENT, OR ANY ORDER, WRIT, INJUNCTION, JUDGMENT OR DECREE, TO WHICH BUYER IS A PARTY OR BY WHICH ANY OF THE PROPERTIES OR ASSETS OF THE BUYER MAY BE BOUND OR AFFECTED.

         3.5. ABSENCE OF UNTRUE STATEMENTS; OMISSIONS. NO REPRESENTATION OR WARRANTY BY THE BUYER IN THIS AGREEMENT, AND NO STATEMENT, EXHIBIT OR SCHEDULE FURNISHED TO SELLER BY OR ON BEHALF OF BUYER UNDER AND PURSUANT TO, OR IN ANTICIPATION OF, THIS AGREEMENT, CONTAINS OR WILL CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMITS OR WILL OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS CONTAINED HEREIN OR THEREIN NOT MISLEADING.

         3.6 INVESTMENT REPRESENTATION. BUYER REPRESENTS THAT IT IS ACQUIRING THE TRUSCO STOCK FOR ITS OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION OF SUCH SECURITIES.

                                   ARTICLE 4

                              COVENANTS OF SELLERS

         4.1. CONDUCT OF BUSINESS PENDING CLOSING. FROM AND AFTER THE DATE HEREOF AND PENDING CLOSING, AND UNLESS BUYER SHALL OTHERWISE CONSENT OR AGREE IN WRITING, THE COMPANY SHALL, AND SELLER SHALL CAUSE THE COMPANY TO, CONDUCT ITS AFFAIRS AS FOLLOWS:

             (a) ORDINARY COURSE; COMPLIANCE. THE COMPANY'S BUSINESS SHALL BE CONDUCTED ONLY IN THE ORDINARY COURSE AND CONSISTENT WITH PAST PRACTICE, INCLUDING BILLING, SHIPPING AND COLLECTION PRACTICES, INVENTORY TRANSACTIONS AND PAYMENT OF ACCOUNTS PAYABLE. THE COMPANY SHALL MAINTAIN ITS PROPERTY, EQUIPMENT AND OTHER ASSETS CONSISTENT WITH PAST PRACTICE AND SHALL COMPLY TIMELY WITH THE PROVISIONS OF ALL ITS LEASES, AGREEMENTS, CONTRACTS AND COMMITMENTS IN CONNECTION WITH THE COMPANY BUSINESS OR ITS ASSETS.

             (b)  PRESERVATION OF BUSINESS. THE COMPANY SHALL USE REASONABLE
                  EFFORTS: TO PRESERVE ITS BUSINESS ORGANIZATION INTACT, TO KEEP AVAILABLE TO BUYER THE SERVICES OF ITS PRESENT EMPLOYEES; AND TO PRESERVE FOR BUYER THE GOODWILL OF ITS SUPPLIERS, CUSTOMERS AND OTHERS HAVING BUSINESS RELATIONS WITH IT.

             (c) PROHIBITED TRANSACTIONS. THE COMPANY SHALL NOT, NOR SHALL SELLER CAUSE THE COMPANY TO:

                  (i) AMEND ITS CHARTER DOCUMENTS OR BY LAWS; (ii) TRANSFER ANY SHARES

                          OF CAPITAL STOCK OR ASSETS OF THE COMPANY, EXCEPT IN THE ORDINARY COURSE OF BUSINESS AND EXCEPT AS PERMITTED BY SECTION 1.6 ABOVE, OR AS PROVIDED IN
                          SECTION 4.1(d) BELOW, WHETHER BY DIVIDEND OR
                          OTHERWISE, OR TO PERMIT SUCH ASSETS TO BECOME BOUND BY OR SUBJECT TO ANY CONTRACTS OR OTHER AGREEMENTS;
                          (iii) ISSUE ANY DEBT SECURITIES OR ASSUME, GUARANTEE OR ENDORSE OR OTHERWISE AS AN ACCOMMODATION BECOME RESPONSIBLE FOR THE OBLIGATIONS OF ANY PERSON, OR MAKE ANY LOANS OR ADVANCES, EXCEPT IN THE ORDINARY COURSE OF BUSINESS; INCREASE LONG-TERM DEBT, OR EXCEPT FOR THE CAPITAL EXPENDITURES PREVIOUSLY APPROVED BY BUYER AND DESCRIBED ON EXHIBIT 4.1 OR SUCH OTHER CAPITAL EXPENDITURES WHICH ARE SUBSEQUENTLY APPROVED BY ASTROTECH IN WRITING, MAKE ANY CAPITAL EXPENDITURES IN EXCESS OF $10,000 INDIVIDUALLY OR $50,000 IN THE AGGREGATE WITHOUT ASTROTECH'S CONSENT.

             (d) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, TRUSCO'S SHAREHOLDERS AND BOARD OF DIRECTORS MAY CAUSE TRUSCO TO DISTRIBUTE TO ITS SHAREHOLDERS WITH RESPECT TO THEIR SHARES OF TRUSCO STOCK CASH IN AN AMOUNT EQUAL TO 49.6% OF TRUSCO'S TAXABLE INCOME FOR (a) THE PERIOD ENDED DECEMBER 31, 1996 (LESS ANY SUCH DISTRIBUTIONS MADE IN 1996 TO COVER SUCH TAX COST), AND (b) THE PERIOD BEGINNING JANUARY 1, 1997, AND ENDING ON THE CLOSING DATE, PROVIDED HOWEVER THAT TRUSCO'S TAXABLE INCOME SHALL BE DETERMINED BY A FIRM OF CERTIFIED PUBLIC ACCOUNTANTS AND CALCULATED IN ACCORDANCE WITH, ON THE SAME BASIS AND IN THE MANNER OF TRUSCO'S PRIOR PRACTICE, CONSISTENTLY APPLIED. OTHERWISE, TRUSCO WILL

                  NOT DECLARE, SET ASIDE OR PAY ANY DIVIDEND OR OTHER DISTRIBUTION (WHETHER IN CASH, STOCK OR PROPERTY) IN RESPECT OF ITS CAPITAL STOCK.

         WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND, EXCEPT AS CONTEMPLATED IN THIS AGREEMENT, PRIOR TO THE CLOSING DATE, SELLERS WILL NOT PERMIT THE COMPANY TO TAKE ANY ACTION WHICH WOULD RESULT IN A BREACH OF ANY REPRESENTATION OR WARRANTY CONTAINED IN ARTICLE 2 HEREOF.

         4.2. NO SOLICITATION OF TRANSACTION. PRIOR TO THE CLOSING DATE (OR SOONER IF THIS AGREEMENT IS TERMINATED SOONER PURSUANT TO ITS TERMS), SELLERS SHALL NOT, DIRECTLY OR INDIRECTLY, THROUGH ANY OFFICER, DIRECTOR, AGENT OR OTHERWISE, SOLICIT OR INITIATE SUBMISSION OF PROPOSALS OR OFFERS FROM ANY PERSON RELATING TO ANY ACQUISITION OR PURCHASE OF ALL OR (OTHER THAN IN THE ORDINARY COURSE OF BUSINESS) A PORTION OF THE ASSETS OF, OR ANY EQUITY INTEREST IN, THE COMPANY OR ANY BUSINESS COMBINATION WITH THE COMPANY, PARTICIPATE IN ANY NEGOTIATIONS REGARDING, OR FURNISH TO ANY OTHER PERSON ANY INFORMATION WITH RESPECT TO, OR OTHERWISE COOPERATE IN ANY WAY WITH, OR ASSIST OR PARTICIPATE IN, FACILITATE OR ENCOURAGE, ANY EFFORT OR ATTEMPT BY ANY OTHER PERSON TO DO OR SEEK ANY OF THE FOREGOING. SELLERS SHALL IMMEDIATELY CEASE AND CAUSE TO BE TERMINATED ANY EXISTING DISCUSSIONS OR NEGOTIATIONS WITH ANY PARTIES CONDUCTED HERETOFORE WITH RESPECT TO ANY OF THE FOREGOING.

         4.3. ACCESS TO INFORMATION. (a) BETWEEN THE DATE OF THIS AGREEMENT AND THE CLOSING DATE, SELLERS WILL CAUSE THE COMPANY, DURING MUTUALLY AGREEABLE HOURS, TO (i) GIVE THE BUYER AND ITS AUTHORIZED REPRESENTATIVES REASONABLE ACCESS TO ALL BOOKS, RECORDS, OFFICES AND OTHER FACILITIES AND PROPERTIES OF THE COMPANY, (ii) PERMIT THE BUYER TO MAKE SUCH INSPECTIONS THEREOF AS THE BUYER MAY REASONABLY REQUEST, AND (iii) CAUSE THE COMPANY TO FURNISH THE

BUYER WITH SUCH FINANCIAL AND OPERATING DATA AND OTHER INFORMATION WITH RESPECT TO THE BUSINESS, OPERATIONS AND PROPERTIES OF THE COMPANY AS THE BUYER MAY FROM TIME TO TIME REASONABLY REQUEST; PROVIDED HOWEVER, THAT ANY SUCH INVESTIGATION SHALL BE CONDUCTED IN SUCH A MANNER AS NOT TO INTERFERE UNREASONABLY WITH THE BUSINESS OPERATIONS OF THE COMPANY.

             (b) ANY INFORMATION PROVIDED OR OBTAINED PURSUANT TO CLAUSE (a) ABOVE, AND ALL SUCH INFORMATION ACQUIRED DURING NEGOTIATIONS AND IN CONTEMPLATION OF THIS AGREEMENT, SHALL BE HELD BY THE BUYER IN STRICT CONFIDENCE SHALL NOT BE USED FOR ANY PURPOSE OTHER THAN AS REQUIRED TO CARRY OUT THE PURPOSES AND INTENT OF THIS AGREEMENT AND SHALL NOT BE DIVULGED TO PERSONS NOT PARTIES TO THIS AGREEMENT, EXCEPT THE BUYERS' ATTORNEYS, LENDERS, FINANCIAL ADVISORS, ACCOUNTANTS AND OTHER SUCH PERSONS UNDER A PROFESSIONAL OBLIGATION OF CONFIDENTIALITY WITH REGARD TO THE INFORMATION CONVEYED TO THEM, AND ONLY TO THE EXTENT THAT SUCH PERSONS HAVE NEED FOR SUCH INFORMATION IN CONNECTION WITH THEIR SERVICES, AND BUYER AGREES TO TAKE ALL REASONABLE STEPS TO ASSURE THAT ANY SUCH PERSONS SHALL NOT USE SUCH INFORMATION FOR ANY PURPOSE OTHER THAN AS REQUIRED TO CARRY OUT THE PURPOSES AND INTENT OF THIS AGREEMENT.

             (c) IN THE EVENT OF TERMINATION OF THE AGREEMENT, ANY SUCH INFORMATION PROVIDED OR OBTAINED PURSUANT TO CLAUSE (a) OR
                  (b) ABOVE SHALL BE RETURNED TO THE COMPANY, AND SHALL NOT BE DISCLOSED OR USED BY THE BUYER IN ANY MANNER WHATSOEVER.

             (d) IN ADDITION TO THE FOREGOING, ALL INFORMATION PROVIDED TO BUYER SHALL BE SUBJECT TO THAT CERTAIN CONFIDENTIALITY UNDERTAKING INCLUDED IN THE "LETTER OF INTENT" FOR THE ACQUISITION OF TRUSCO DATED FEBRUARY 6, 1997.

         4.4. INSURANCE. THE SELLERS SHALL CAUSE THE COMPANY TO MAINTAIN OR CAUSE TO BE MAINTAINED IN FULL FORCE AND EFFECT THE POLICIES OF INSURANCE LISTED ON SCHEDULE 2.19, SUBJECT ONLY TO VARIATIONS REQUIRED BY THE ORDINARY OPERATIONS OF THE COMPANY BUSINESS, OR ELSE SHALL OBTAIN, PRIOR TO THE LAPSE OF ANY SUCH POLICY, SUBSTANTIALLY SIMILAR COVERAGE WITH INSURERS OF RECOGNIZED STANDING. SELLER OR THE COMPANY SHALL PROMPTLY ADVISE BUYER IN WRITING OF ANY CHANGE OF INSURER OR TYPE OF COVERAGE IN RESPECT OF THE POLICIES LISTED ON
SCHEDULE 2.19 HERETO.

         4.5. PRESERVE ACCURACY OF REPRESENTATIONS AND WARRANTIES. SELLERS SHALL ENSURE THAT THE COMPANY CONDUCTS THE BUSINESS IN SUCH A MANNER THAT, AT THE CLOSING, THE REPRESENTATIONS AND WARRANTIES OF SELLERS CONTAINED IN THIS AGREEMENT SHALL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS THOUGH SUCH REPRESENTATIONS AND WARRANTIES WERE MADE ON, AS OF, AND WITH REFERENCE TO SUCH DATE. SELLERS SHALL PROMPTLY NOTIFY BUYER OF ANY ACTION, SUIT OR PROCEEDING THAT SHALL BE INSTITUTED OR THREATENED AGAINST SELLERS OR THE COMPANY TO RESTRAIN, PROHIBIT OR OTHERWISE CHALLENGE THE LEGALITY OF ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT. EACH OF SELLERS SHALL PROMPTLY NOTIFY BUYER OF ANY LAWSUIT, CLAIM, PROCEEDING OR INVESTIGATION THAT MAY BE THREATENED, BROUGHT, ASSERTED OR COMMENCED AFTER THE DATE HEREOF AGAINST THE COMPANY. EACH OF SELLERS SHALL NOTIFY BUYER OF ANY FACTS OR CIRCUMSTANCES AS TO WHICH IT OBTAINS KNOWLEDGE THAT CAUSE ANY OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE 2 OF THIS AGREEMENT OR RELATING TO ANY MATTERS REQUIRED TO BE SET FORTH IN THE SCHEDULES HERETO TO BE UNTRUE.

         4.6. NOTICE OF CHANGES. UNTIL THE CLOSING, SELLERS SHALL GIVE BUYER PROMPT WRITTEN NOTICE OF ANY MATERIAL CHANGE OR INACCURACIES IN ANY DATA PREVIOUSLY GIVEN OR MADE AVAILABLE TO BUYER PURSUANT TO THIS AGREEMENT.

         4.7 CONSENTS AND APPROVALS. AS PROMPTLY AS PRACTICABLE, SELLERS SHALL MAKE, OR CAUSE TO BE MADE SUCH FILINGS AND SUBMISSIONS UNDER LAW AS MAY BE REQUIRED FOR IT TO CONSUMMATE THE SALE AND TRANSFER OF THE TRUSCO STOCK HEREUNDER, AND SHALL USE ITS BEST EFFORTS TO OBTAIN, OR CAUSE TO BE OBTAINED, ALL AUTHORIZATIONS, APPROVALS, CONSENTS AND WAIVERS FROM ALL GOVERNMENTAL BODIES NECESSARY TO BE OBTAINED BY IT.

         4.8 SECTION 338(h)(10) ELECTION. ASTROTECH INTENDS TO MAKE AN EXPRESS ELECTION PURSUANT TO SECTION 338 OF THE INTERNAL REVENUE CODE ("CODE") WITH RESPECT TO THE PURCHASE OF THE CAPITAL STOCK OF TRUSCO. THE SELLERS AGREE TO JOIN WITH ASTROTECH IN THE FILING OF AN ELECTION PURSUANT TO SECTION 338(h)(10) OF THE CODE, UNDER WHICH, FOR FEDERAL INCOME TAX PURPOSES, THE COMPANY WILL BE DEEMED TO HAVE SOLD ITS ASSETS. IF THE SELLERS ARE REQUIRED TO PAY ANY INCREASED FEDERAL OR CALIFORNIA INCOME TAXES BY REASON OF ASTROTECH'S MAKING SUCH ELECTION, THEN THE PURCHASE PRICE SHALL BE INCREASED BY AN AMOUNT WHICH, AFTER DEDUCTION OF APPLICABLE FEDERAL AND CALIFORNIA INCOME TAXES, WILL LEAVE THE SELLERS WITH THE SAME AFTER-TAX SALES PROCEEDS THEY WOULD HAVE RECEIVED IF ASTROTECH HAD PURCHASED THE TRUSCO SHARES WITHOUT HAVING MADE ANY ELECTION UNDER SECTION 338(h)(10) OF THE INTERNAL REVENUE CODE. ANY CALIFORNIA SALE TAX IMPOSED ON THIS TRANSACTION BY REASON OF ASTROTECH'S ELECTION, SHALL BE BORNE BY ASTROTECH. BUYER AND SELLERS AGREE THAT THE PURCHASE PRICE SHALL BE ALLOCATED TO THE ASSETS OF TRUSCO AS SET FORTH IN EXHIBIT 4.8.

         4.9 COMPANY GUARANTIES. THE COMPANY HAS PREVIOUSLY PROVIDED GUARANTIES (THE

"COMPANY GUARANTIES") OF CERTAIN OBLIGATIONS OF PETROWEST. THE SELLERS AGREE TO USE THEIR REASONABLE BEST EFFORTS TO OBTAIN A RELEASE OF THE COMPANY GUARANTIES. FOR THIS PURPOSE, THE "BEST EFFORTS" OF THE SELLERS SHALL INCLUDE, WITHOUT LIMITATION, TO THE PARTY HOLDING COMPANY GUARANTIES THE REPLACING OF THE COMPANY GUARANTIES WITH GUARANTIES OF THE SELLERS. IN ANY EVENT, THE SELLERS DO HEREBY INDEMNIFY AND HOLD THE BUYER HARMLESS FROM ANY AND ALL JUDGMENTS, DAMAGES, LOSSES, LIABILITIES, OBLIGATIONS, COSTS AND EXPENSES (WITHOUT LIMITATION, COURT COSTS AND ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE COMPANY GUARANTIES. THE SELLERS AGREE TO PAY, AS INCURRED, ALL COSTS AND EXPENSES INCURRED WITH RESPECT TO THE DEFENSE OF ANY ACTIONS, LAWSUITS OR PROCEEDINGS BROUGHT AGAINST THE COMPANY WITH RESPECT TO THE COMPANY GUARANTIES.

         4.10. EMPLOYEE LIABILITIES. IT IS AGREED AND UNDERSTOOD THAT CERTAIN EMPLOYEES OF THE COMPANY HAVE DEVOTED ALL OR SUBSTANTIALLY ALL OF THEIR TIME TO THE BUSINESS OF PETROWEST AND THAT EFFECTIVE UPON CLOSING OF THE TRANSACTIONS CONTEMPLATED HEREBY, THE COMPANY WILL TERMINATE THE EMPLOYMENT OF SUCH EMPLOYEES (INCLUDING MR. LES GRAULICH WHO DEVOTED APPROXIMATELY 50% OF HIS TIME TO THE BUSINESS OF PETROWEST) WHOSE EMPLOYMENT RELATIONSHIPS PROSPECTIVELY WILL BE SOLELY WITH PETROWEST. SELLERS HEREBY AGREE THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THEY WILL INDEMNIFY AND HOLD BUYER HARMLESS FROM AND AGAINST ANY LIABILITY, OBLIGATION OR LITIGATION ARISING OUT OF OR RESPECT TO TERMINATION OF SUCH EMPLOYEES BY THE COMPANY OR BY THE COMPANY'S FAILURE TO EMPLOY ANY SUCH EMPLOYEE.

                                   ARTICLE 5

                               COVENANTS OF BUYER

         5.1. FILINGS AND AUTHORIZATIONS. AS PROMPTLY AS PRACTICABLE, THE BUYER SHALL MAKE, OR CAUSE TO BE MADE, SUCH FILINGS AND SUBMISSIONS UNDER LAW, RULES AND REGULATIONS APPLICABLE TO IT, INCLUDING THE HSR ACT, AS MAY BE REQUIRED FOR IT TO CONSUMMATE THE SALE AND TRANSFER OF THE TRUSCO STOCK HEREUNDER, AND SHALL USE ITS BEST EFFORTS TO OBTAIN, OR CAUSE TO BE OBTAINED, ALL AUTHORIZATIONS, APPROVALS, CONSENTS AND WAIVERS FROM ALL GOVERNMENTAL BODIES NECESSARY TO BE OBTAINED BY IT.

         5.2 ACCURACY OF REPRESENTATIONS AND WARRANTIES. THE BUYER SHALL PROMPTLY NOTIFY SELLERS OF ANY ACTION, SUIT OR PROCEEDING THAT SHALL BE INSTITUTED OR THREATENED AGAINST THE BUYER TO RESTRAIN, PROHIBIT OR OTHERWISE CHALLENGE THE LEGALITY OF ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT. THE BUYER SHALL NOTIFY SELLERS OF ANY FACTS OR CIRCUMSTANCES AS TO WHICH IT OBTAINS KNOWLEDGE THAT CAUSE ANY OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN
ARTICLE 3 OF THIS AGREEMENT OR RELATING TO ANY MATTERS REQUIRED TO BE SET FORTH IN THE SCHEDULES HERETO TO BE UNTRUE. UNTIL THE CLOSING, THE BUYER SHALL GIVE SELLERS PROMPT WRITTEN NOTICE OF ANY MATERIAL CHANGE OR INACCURACIES IN ANY DATA PREVIOUSLY GIVEN OR MADE AVAILABLE TO SELLERS PURSUANT TO THIS AGREEMENT.

         5.3 SECTION 338(h)(10) ELECTION. ASTROTECH INTENDS TO MAKE AN EXPRESS ELECTION PURSUANT TO SECTION 338 OF THE INTERNAL REVENUE CODE ("CODE") WITH RESPECT TO THE PURCHASE OF THE CAPITAL STOCK OF TRUSCO. THE SELLERS AGREE TO JOIN WITH ASTROTECH IN THE FILING OF AN ELECTION PURSUANT TO SECTION 338(h)(10) OF THE CODE, UNDER WHICH, FOR FEDERAL INCOME TAX PURPOSES, THE SHAREHOLDERS WILL BE DEEMED TO HAVE SOLD THE ASSETS OF TRUSCO. IF THE SELLERS ARE REQUIRED TO PAY ANY INCREASED FEDERAL OR CALIFORNIA INCOME TAXES BY REASON OF ASTROTECH'S MAKING SUCH ELECTION, THEN THE PURCHASE PRICE SHALL BE INCREASED BY AN AMOUNT WHICH, AFTER DEDUCTION OF APPLICABLE FEDERAL AND CALIFORNIA INCOME TAXES, WILL LEAVE THE SELLERS WITH THE

SAME AFTER-TAX SALES PROCEEDS THEY WOULD HAVE RECEIVED IF ASTROTECH HAD PURCHASED THE TRUSCO SHARES WITHOUT HAVING MADE ANY ELECTION UNDER SECTION 338(h)(10) OF THE INTERNAL REVENUE CODE. ANY CALIFORNIA SALE TAX IMPOSED ON THIS TRANSACTION BY REASON OF ASTROTECH'S ELECTION, SHALL BE BORNE BY ASTROTECH. BUYER AND SELLER AGREE THAT THE PURCHASE PRICE SHALL BE ALLOCATED TO THE ASSETS AS SET FORTH IN EXHIBIT 4.8.

         5.4 BONDS. SELLERS HAVE PREVIOUSLY PROVIDED GUARANTIES TO BONDING COMPANIES FOR CERTAIN CONTRACTUAL OBLIGATIONS OF THE COMPANY (THE "BONDS"). THE BUYER AGREES TO USE ITS REASONABLE BEST EFFORTS TO OBTAIN A RELEASE OF THE BONDS. FOR THIS PURPOSE, THE "BEST EFFORTS' OF BUYER SHALL INCLUDE, WITHOUT LIMITATION, THE OFFER TO THE PARTY HOLDING THE BONDS OR REPLACING THE BONDS WITH GUARANTIES AND/OR BONDS PROVIDED BY THE BUYER. IN ANY EVENT, THE BUYER DOES HEREBY INDEMNIFY AND HOLD SELLERS HARMLESS FROM ANY AND ALL JUDGMENTS, DAMAGES, LOSSES, LIABILITIES, OBLIGATIONS, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION, COURT COSTS AND ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE BONDS. THE BUYER AGREES TO PAY, AS INCURRED, ALL COSTS AND EXPENSES INCURRED WITH RESPECT TO THE DEFENSE OF ANY ACTIONS LAW SUITS OR PROCEEDINGS BROUGHT AGAINST THE SELLERS WITH RESPECT TO THE BONDS.

         5.5 POST-CLOSING DISTRIBUTION. BUYER (a) ACKNOWLEDGES THAT THE DISTRIBUTION TO THE SELLERS CONTEMPLATED BY PARAGRAPH 4.1(d), ABOVE, MAY NOT BE MADE PRIOR TO CLOSING BECAUSE IT MAY NOT BE POSSIBLE TO CALCULATE PRIOR TO THAT TIME THE EXACT AMOUNT OF TRUSCO'S TAXABLE INCOME FOR THE PERIOD ENDING ON THE CLOSING DATE, AND (b) COVENANTS AND AGREES THAT IF SUCH DISTRIBUTION IS NOT MADE PRIOR TO THE CLOSING, THEN (i) AS SOON AS PRACTICABLE AFTER THE CLOSING, BUYER SHALL CAUSE TRUSCO TO CALCULATE THE AMOUNT OF THE DISTRIBUTION PERMITTED BY PARAGRAPH 4.1(d), ABOVE, AND TO MAKE THE DISTRIBUTION TO EACH OF THE SELLERS IN ACCORDANCE WITH THE SHARES OF TRUSCO STOCK HELD BY EACH OF THE SELLERS IMMEDIATELY PRIOR TO THE CLOSING, AND (ii)

BUYER SHALL CAUSE TRUSCO TO REPORT THOSE PAYMENTS AS DISTRIBUTIONS BY TRUSCO TO THE SELLERS WITH RESPECT TO THEIR SHARES OF TRUSCO STOCK.

         5.6 CONTRACTOR LICENSES. IT IS UNDERSTOOD THAT THE COMPANY IS A LICENSED CONTRACTOR IN SEVERAL STATES AND ACKNOWLEDGES THAT TRUSSLER HAS MADE HIS LICENSE AVAILABLE TO THE COMPANY IN THE STATES OF CALIFORNIA AND NEVADA ("CONTRACTOR LICENSES"). THE BUYER AGREES TO USE ITS REASONABLE BEST EFFORTS TO REMOVE TRUSSLER FROM THE CONTRACTOR LICENSES AS PROMPTLY AS PRACTICABLE AFTER THE CLOSING DATE. THE BUYER FURTHER AGREES AND DOES HEREBY INDEMNIFY AND HOLD TRUSSLER HARMLESS FROM ANY AND ALL JUDGMENTS, DAMAGES, LOSSES, LIABILITIES, OBLIGATIONS, COSTS AND EXPENSES RESULTING FROM THE CONTRACTOR LICENSES WHICH MAY ARISE FROM AND AFTER THE CLOSING DATE. BUYER AGREES TO PAY, AS INCURRED, ALL COSTS AND EXPENSE INCURRED WITH RESPECT TO THE DEFENSE OF ANY ACTIONS, LAWSUITS OR PROCEEDINGS BROUGHT AGAINST TRUSSLER WITH RESPECT TO THE CONTRACTOR LICENSES.

                                   ARTICLE 6

                             CONDITIONS TO CLOSING

         6.1 MUTUAL CONDITIONS PRECEDENT. THE OBLIGATIONS OF BUYER AND SELLER TO PROCEED WITH THE CLOSING UNDER THIS AGREEMENT ARE SUBJECT TO THE FULFILLMENT PRIOR TO THE CLOSING OF THE FOLLOWING CONDITIONS:

             (a) LITIGATION. NO ORDER OF ANY GOVERNMENTAL BODY SHALL BE IN EFFECT THAT ENJOINS, RESTRAINS OR PROHIBITS THE TRANSACTIONS CONTEMPLATED HEREBY OR THAT WOULD LIMIT OR ADVERSELY AFFECT BUYER'S OWNERSHIP OF THE TRUSCO STOCK OR CONTROL OF THE COMPANY, AND THERE SHALL NOT HAVE BEEN

                  THREATENED, NOR SHALL THERE BE PENDING, ANY ACTION OR PROCEEDING BY OR BEFORE ANY GOVERNMENTAL BODY CHALLENGING ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR SEEKING MONETARY RELIEF BY REASON OF THE CONSUMMATION OF SUCH TRANSACTIONS.

             (b) FILINGS; CONSENTS. THE FILING AND WAITING PERIOD REQUIREMENTS OF ANY APPLICABLE FEDERAL OR STATE OR GOVERNMENTAL BODY RELATING TO THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL HAVE BEEN COMPLIED WITH.

         6.2. CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER. THE OBLIGATIONS OF BUYER TO PROCEED WITH THE CLOSING UNDER THIS AGREEMENT ARE SUBJECT TO THE FULFILLMENT PRIOR TO OR AT CLOSING OF THE FOLLOWING CONDITIONS (ANY ONE OR MORE OF WHICH MAY BE WAIVED IN WHOLE OR IN PART BY BUYER AT BUYER'S OPTION):

             (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. EACH OF THE REPRESENTATIONS AND WARRANTIES OF SELLERS CONTAINED IN
                  ARTICLE 2 OF THIS AGREEMENT SHALL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE CLOSING DATE, WITH THE SAME FORCE AND EFFECT AS THOUGH SUCH REPRESENTATIONS AND WARRANTIES HAD BEEN MADE ON, AS OF AND WITH REFERENCE TO SUCH DATE.

             (b) PERFORMANCE AND COMPLIANCE. SELLERS SHALL HAVE PERFORMED IN ALL MATERIAL RESPECTS ALL OF THE COVENANTS AND COMPLIED IN ALL MATERIAL RESPECTS WITH ALL OF THE PROVISIONS REQUIRED BY THIS AGREEMENT TO BE

                  PERFORMED OR COMPLIED WITH BY IT ON OR BEFORE THE CLOSING.

             (c) NO MATERIAL ADVERSE CHANGE. BETWEEN THE DATE HEREOF AND THE CLOSING DATE, THERE SHALL HAVE BEEN (i) NO MATERIAL ADVERSE CHANGE IN THE FINANCIAL CONDITION, ASSETS, LIABILITIES, OR NET WORTH, BUSINESS OR PROSPECTS OF THE COMPANY, EXCEPT CHANGES IN THE ORDINARY COURSE OF BUSINESS, NONE OF WHICH INDIVIDUALLY OR IN THE AGGREGATE, COULD HAVE A MATERIAL ADVERSE EFFECT ON THE OPERATIONS OF THE COMPANY, AND NO EVENT OR CONDITION SHALL HAVE OCCURRED OR EXIST THAT MIGHT BE EXPECTED TO CAUSE SUCH A CHANGE IN THE FUTURE, AND (ii) NO STRIKE, WALK-OUT, UNION ORGANIZING ACTIVITY, SLOW-DOWN OR LOCK-OUT, OR OTHER LABOR TROUBLE, OR ANY OTHER NEW OR CONTINUED EVENT, DEVELOPMENT OR CONDITION OF ANY CHARACTER THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON THE OPERATIONS OF THE COMPANY.

             (d) CLOSING DOCUMENTS. BUYER SHALL HAVE RECEIVED THE DOCUMENTS REFERENCED IN SECTION 1.4(a).

             (e) FINANCING. BUYER SHALL HAVE OBTAINED SUFFICIENT FINANCING TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND TO PAY RELATED FEES AND EXPENSES.

             (f) DUE DILIGENCE REVIEW. BUYER SHALL BE SATISFIED WITH ITS DUE DILIGENCE REVIEW OF THE COMPANY BUSINESS, INCLUDING BUT NOT LIMITED TO THE FINANCIAL CONDITION AND PROSPECTS OF THE COMPANY.

             (h) EMPLOYMENT CONTRACTS. THE COMPANY, WITH BUYER'S APPROVAL, SHALL HAVE ENTERED INTO EMPLOYMENT AGREEMENTS, IN THE FORM ATTACHED HERETO AS EXHIBIT 6.2(h), WITH RAY CROSNO AND LESLIE SCOTT ON TERMS SATISFACTORY TO EACH OF THEM, TO ASSURE THEIR CONTINUED SERVICE WITH THE COMPANY FOR THE PERIOD STATED IN THE EMPLOYMENT AGREEMENTS.

             (i) AUDIT REQUIREMENT. BUYER SHALL HAVE RECEIVED AND BE SATISFIED WITH THE AUDITED BALANCE SHEET, INCOME STATEMENT AND STATEMENT OF CASH FLOWS FOR THE COMPANY (INCLUDING, THE REAL PROPERTY) AT DECEMBER 31, 1996, WHICH SHALL BE PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND CERTIFIED BY COOPERS AND LYBRAND L.L.P.

             (j) MR. TRUSSLER SHALL HAVE ENTERED INTO A COVENANT AGAINST COMPETITION SUBSTANTIALLY IN THE FORM OF EXHIBIT 6.2(j), UNDER WHICH HE SHALL AGREE THAT, FOR A PERIOD OF FIVE (5) YEARS FOLLOWING THE CLOSING DATE, HE SHALL NOT COMPETE WITH TRUSCO WITHIN THE CONTINENTAL UNITED STATES WITH RESPECT TO ANY BUSINESS IN WHICH TRUSCO IS ENGAGED AS OF THE CLOSING DATE; PROVIDED, NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT OR SUCH COVENANT AGAINST COMPETITION TO THE CONTRARY, MR. TRUSSLER SHALL NOT BE PROHIBITED FROM (AND SHALL BE DEEMED NOT TO BE IN VIOLATION OF SUCH COVENANT AGAINST COMPETITION SOLELY BY REASON OF) EITHER:

                   (i) HIS PARTICIPATING (AS AN OWNER, EMPLOYEE, LENDER, CONSULTANT, OR OTHERWISE) IN PETROWEST OR ITS BUSINESS

                          ACTIVITIES; OR

                  (ii) HIS UNDERTAKING (DIRECTLY OR INDIRECTLY, WHETHER AS AN OWNER, EMPLOYEE, LENDER, CONSULTANT, OR OTHERWISE) TO DESIGN, DEVELOP, PRODUCE, MARKET, OR SELL TO PETROWEST OR ANY OTHER PERSON UNDERGROUND TANKS OR SUPER TANKS AT ANY TIME AFTER TERMINATION OR EXPIRATION OF THE AGREEMENT BETWEEN TRUSCO AND PETROWEST CONTEMPLATED BY PARAGRAPH 6.2(m), BELOW.

             (k) REAL PROPERTY. ASTROTECH OR ITS ASSIGNS SHALL HAVE ACQUIRED TITLE TO THE SAN LUIS REAL PROPERTY, SUBJECT TO THOSE EXCEPTIONS TO TITLE THAT HAVE BEEN APPROVED BY BUYER IN THE ESCROWS HANDLING THE REAL PROPERTY SALES, AND OBTAIN A LEASE FOR THE FRESNO REAL PROPERTY.

             (l)  [INTENTIONALLY LEFT BLANK]

             (m)  PETROWEST

                  TRUSCO SHALL HAVE ENTERED INTO THE REQUIREMENTS AGREEMENT AND DISTRIBUTION AGREEMENT WITH PETROWEST SUBSTANTIALLY IN THE FORM ATTACHED HERETO AS EXHIBIT 6.2(m)

             (n) MANAGEMENT SERVICES AGREEMENT. TRUSCO SHALL HAVE ENTERED INTO A MANAGEMENT SERVICES AGREEMENT WITH PETROWEST SUBSTANTIALLY IN THE FORM OF EXHIBIT 6.2 (n) PROVIDING FOR THE EXCHANGE OF SERVICES OF

                  EMPLOYEES OF TRUSCO AND PETROWEST, ALL AS PROVIDED IN SUCH AGREEMENT.

         6.3 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER. THE OBLIGATIONS OF SELLERS TO PROCEED WITH THE CLOSING HEREUNDER ARE SUBJECT TO THE FULFILLMENT PRIOR TO OR AT CLOSING OF THE FOLLOWING CONDITIONS (ANY ONE OR MORE OF WHICH MAY BE WAIVED IN WHOLE OR IN PART BY SELLERS AT SELLERS' OPTION):

             (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. EACH OF THE REPRESENTATIONS AND WARRANTIES OF BUYER CONTAINED IN ARTICLE 3 OF THIS AGREEMENT SHALL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON, AS OF, AND WITH REFERENCE TO THE CLOSING DATE, WITH THE SAME FORCE AND EFFECT AS THOUGH SUCH REPRESENTATIONS AND WARRANTIES HAD BEEN MADE ON, AS OF AND WITH REFERENCE TO SUCH DATE.

             (b) CLOSING DOCUMENTS. SELLER SHALL HAVE RECEIVED THE DOCUMENTS REFERENCED IN SECTION 1.4.

             (c) PERFORMANCE AND COMPLIANCE. BUYER SHALL HAVE PERFORMED IN ALL MATERIAL RESPECTS ALL OF THE COVENANTS AND COMPLIED IN ALL MATERIAL RESPECTS WITH ALL OF THE PROVISIONS REQUIRED BY THIS AGREEMENT TO BE PERFORMED OR COMPLIED WITH BY IT ON OR BEFORE THE CLOSING.

                                   ARTICLE 7

                 SURVIVAL OF REPRESENTATIONS; INDEMNIFICATIONS

         7.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. ALL REPRESENTATIONS, WARRANTIES AND AGREEMENTS MADE BY ANY PARTY IN THIS AGREEMENT ARE AND WILL BE DEEMED AND CONSTRUED TO BE CONTINUING REPRESENTATIONS AND WARRANTIES AND WILL SURVIVE UNTIL THE EIGHTEEN (18) MONTH ANNIVERSARY OF THE CLOSING DATE HEREUNDER, PROVIDED, HOWEVER, TO THE EXTENT THAT SUCH REPRESENTATIONS AND WARRANTIES RELATE TO TAX MATTERS (INCLUDING SELLERS' OBLIGATION TO PAY ANY TAX RESULTING FROM THE TRANSFER OF THE LICENSING BUSINESS),THEY WILL SURVIVE UNTIL 60 DAYS AFTER THE EXPIRATION OF THE APPLICABLE PERIOD DURING WHICH ANY DEFICIENCY IN TAXES MAY BE ASSESSED WITH RESPECT TO THE COMPANY FOR ANY TAXABLE PERIOD ENDING ON OR BEFORE THE CLOSING DATE (GIVING EFFECT TO ANY EXTENSIONS OR TOLLING OF ANY APPLICABLE STATUTE OF LIMITATIONS).

         7.2. INDEMNITY. EACH PARTY SHALL INDEMNIFY AND HOLD THE OTHER PARTY HERETO HARMLESS TO THE EXTENT PROVIDED IN THIS ARTICLE 7 FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, DEMANDS, JUDGMENTS, SETTLEMENTS, COSTS AND EXPENSES OF ANY NATURE WHATSOEVER (INCLUDING REASONABLE ATTORNEYS'
FEES) DIRECTLY OR INDIRECTLY RESULTING FROM, IN CONNECTION WITH, OR ARISING OUT OF (i)) ANY BREACH OF ANY REPRESENTATION OR WARRANTY CONTAINED IN THIS AGREEMENT, OR (ii) THE NONPERFORMANCE, PARTIAL OR TOTAL, OF ANY COVENANT OR AGREEMENT OF THE INDEMNIFYING PARTY CONTAINED IN THIS AGREEMENT, IN EITHER CASE TO THE EXTENT NOT WAIVED BY THE INDEMNIFIED PARTY.

         7.3. THIRD PARTY CLAIMS. IF A CLAIM BY A THIRD PARTY IS MADE AGAINST AN INDEMNIFIED PARTY, AND IF SUCH PARTY INTENDS TO SEEK INDEMNITY WITH RESPECT THERETO, THE INDEMNIFIED PARTY SHALL PROMPTLY (AND IN ANY CASE WITHIN THIRTY DAYS OF SUCH CLAIM BEING MADE AND DOCUMENTED) NOTIFY THE INDEMNIFYING PARTY OF SUCH CLAIM. THE INDEMNIFYING PARTY SHALL HAVE TEN DAYS AFTER RECEIPT OF SUCH NOTICE TO UNDERTAKE, CONDUCT AND CONTROL, THROUGH COUNSEL OF ITS OWN CHOOSING AND AT ITS EXPENSE, THE SETTLEMENT OR DEFENSE THEREOF, AND THE INDEMNIFIED PARTY

SHALL COOPERATE WITH IT IN CONNECTION THEREWITH; PROVIDED THAT (i) THE INDEMNIFYING PARTY SHALL PERMIT THE INDEMNIFIED PARTY TO PARTICIPATE IN SUCH SETTLEMENT OR DEFENSE THROUGH COUNSEL CHOSEN BY THE INDEMNIFIED PARTY AND (ii) THE INDEMNIFYING PARTY SHALL PROMPTLY REIMBURSE THE INDEMNIFIED PARTY FOR THE FULL AMOUNT OF ANY LOSS RESULTING FROM SUCH CLAIM AND ALL RELATED EXPENSES INCURRED BY THE INDEMNIFIED PARTY WITHIN THE LIMITS OF THIS AGREEMENT. SO LONG AS THE INDEMNIFYING PARTY IS REASONABLY CONTESTING ANY SUCH CLAIM IN GOOD FAITH, THE INDEMNIFIED PARTY SHALL NOT PAY OR SETTLE ANY SUCH CLAIM. NOTWITHSTANDING THE FOREGOING, THE INDEMNIFIED PARTY SHALL HAVE THE RIGHT TO PAY OR SETTLE ANY SUCH CLAIM, PROVIDED THAT IN SUCH EVENT IT SHALL WAIVE ANY RIGHT TO INDEMNITY THEREFOR BY THE INDEMNIFYING PARTY. IF THE INDEMNIFYING PARTY DOES NOT NOTIFY THE INDEMNIFIED PARTY WITHIN TEN DAYS AFTER THE RECEIPT OF THE INDEMNIFIED PARTY'S NOTICE OF A CLAIM OF INDEMNITY HEREUNDER THAT IT ELECTS TO UNDERTAKE THE DEFENSE THEREOF, THE INDEMNIFIED PARTY SHALL HAVE THE RIGHT TO CONTEST, SETTLE OR COMPROMISE THE CLAIM IN THE EXERCISE OF ITS REASONABLE JUDGMENT AT THE EXPENSE OF THE INDEMNIFYING PARTY.

         7.4. NO COMPANY CONTRIBUTION. SELLERS SHALL HAVE NO RIGHT TO SEEK CONTRIBUTION FROM THE COMPANY IN THE EVENT SELLERS ARE REQUIRED TO MAKE ANY PAYMENTS UNDER THIS ARTICLE OR OTHERWISE.

                                   ARTICLE 8

                                 MISCELLANEOUS

         8.1. EXPENSES. SELLERS AND BUYER SHALL EACH PAY ITS OWN COSTS AND EXPENSES (INCLUDING ALL LEGAL, ACCOUNTING, BROKER, FINDER AND INVESTMENT BANKER
FEES) RELATING TO THIS AGREEMENT, THE NEGOTIATION LEADING UP TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT; THE COMPANY WILL NOT, AND THE SELLERS WILL NOT CAUSE THE COMPANY TO, PAY

ANY COSTS AND EXPENSES OF SELLERS RELATED TO THE FOREGOING OR REIMBURSE SELLERS FOR SUCH COSTS AND EXPENSES EXCEPT AS PROVIDED IN THIS AGREEMENT.

         IF THIS AGREEMENT IS NOT CONSUMMATED FOR ANY REASON, BUYER WILL PAY ALL COSTS AND EXPENSES OF THE AUDIT PERFORMED BY COOPERS & LYBRAND L.L.P. AND GLEN, BURDETTE, PHILLIPS & BRYSON DESCRIBED IN SECTION 6.2(i) IN EXCESS OF $27,500.

         8.2. AMENDMENT. THIS AGREEMENT SHALL NOT BE AMENDED OR MODIFIED EXCEPT BY A WRITING DULY EXECUTED BY THE BUYER AND THE SELLERS.

         8.3. ENTIRE AGREEMENT. THIS AGREEMENT, INCLUDING THE EXHIBITS AND THE OTHER DOCUMENTS DELIVERED PURSUANT TO THIS AGREEMENT, CONTAIN ALL OF THE TERMS, CONDITIONS AND REPRESENTATIONS AND WARRANTIES AGREED UPON BY THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND SUPERSEDE ALL PRIOR AND CONTEMPORANEOUS AGREEMENTS, NEGOTIATIONS, CORRESPONDENCE, UNDERTAKINGS AND COMMUNICATIONS OF THE PARTIES, ORAL OR WRITTEN, RESPECTING SUCH SUBJECT MATTER.

         8.4. EXHIBITS. THE EXHIBITS TO THIS AGREEMENT SHALL BE CONSTRUED WITH, AND AS AN INTEGRAL PART OF, THIS AGREEMENT.

         8.5. HEADINGS. THE HEADINGS CONTAINED IN THIS AGREEMENT ARE INTENDED SOLELY FOR CONVENIENCE AND SHALL NOT AFFECT THE RIGHTS OF THE PARTIES TO THIS AGREEMENT.

         8.6. NOTICES. ALL NOTICES, REQUESTS, DEMANDS AND OTHER COMMUNICATIONS MADE IN CONNECTION WITH THIS AGREEMENT SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN DULY GIVEN ON THE DATE OF DELIVERY, IF DELIVERED TO THE PERSONS IDENTIFIED BELOW, OR THE NEXT DAY BY

OVERNIGHT CARRIER, OR THREE DAYS AFTER MAILING IF MAILED BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, ADDRESSED AS
FOLLOWS:

IF TO BUYER:

                  ASTROTECH INTERNATIONAL CORPORATION
                  960 PENN AVENUE
                  SUITE 800
                  PITTSBURGH, PA  15222   HOUSTON, TX  77068
                  ATTENTION:  RAYMOND T. ROYKO
                              SECRETARY

IF TO THE SELLERS:

    JARED A. TRUSSLER      RAY CROSNO                    LESLIE SCOTT
    P.O. BOX 67            156 COUNTRYSIDE LANE          4205 PORTOLA
    MANGONUI, FAR NORTH    SAN LUIS OBISPO, CA  93401    ATASCADERO, CA  93422
    NEW ZEALAND

WITH A COPY TO:

                  MICHAEL E. PFAU, ESQ.
                  REICKER, CLOUGH, PFAU & PYLE LLP
                  1421 STATE STREET
                  SANTA BARBARA, CALIFORNIA  93102-1470

SUCH ADDRESSES MAY BE CHANGED, FROM TIME TO TIME, BY MEANS OF A NOTICE GIVEN IN THE MANNER PROVIDED IN THIS SECTION.

         8.7. SEVERABILITY. IF ANY PROVISION OF THIS AGREEMENT IS HELD TO BE UNENFORCEABLE FOR ANY REASON, IT SHALL BE ADJUSTED RATHER THAN VOIDED, IF POSSIBLE, IN ORDER TO ACHIEVE THE INTENT OF THE PARTIES TO THIS AGREEMENT TO THE EXTENT POSSIBLE. IN ANY EVENT, ALL OTHER PROVISIONS OF THIS AGREEMENT SHALL BE DEEMED VALID AND ENFORCEABLE TO THE FULLEST EXTENT POSSIBLE

         8.8. WAIVER. WAIVER OF ANY TERMS OR CONDITION OF THIS AGREEMENT BY ANY PARTY

SHALL ONLY BE EFFECTIVE IF IN WRITING AND SHALL NOT BE CONSTRUED AS A WAIVER OF ANY SUBSEQUENT BREACH OR FAILURE OF THE SAME TERM OR CONDITION, OR A WAIVER OF ANY OTHER TERM OR CONDITION OF THIS AGREEMENT.

         8.9. BINDING EFFECT; ASSIGNMENT. NO PARTY TO THIS AGREEMENT MAY ASSIGN OR DELEGATE, BY OPERATION OF LAW OR OTHERWISE, ALL OR ANY PORTION OF ITS RIGHTS OBLIGATIONS OR LIABILITIES UNDER THIS AGREEMENT WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY TO THIS AGREEMENT, WHICH IT MAY WITHHOLD IN ITS ABSOLUTE DISCRETION; PROVIDED, HOWEVER, THAT, WITHOUT SUCH CONSENT, ASTROTECH MAY ASSIGN ALL OR ANY PORTION OF ITS RIGHTS UNDER THIS AGREEMENT TO ANY WHOLLY-OWNED SUBSIDIARY OF ASTROTECH, WHICH ASSIGNMENT SHALL NOT RELIEVE ASTROTECH OF ITS OBLIGATIONS OR LIABILITIES HEREUNDER.

         8.10. NO THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT SHALL CONFER ANY RIGHTS UPON ANY PERSON OR ENTITY WHICH IS NOT A PARTY OR AN ASSIGNEE OF A PARTY TO THIS AGREEMENT.

         8.11. COUNTERPARTS. THIS AGREEMENT MAY BE SIGNED IN ANY NUMBER OF COUNTERPARTS WITH THE SAME EFFECT AS IF THE SIGNATURES TO EACH COUNTERPART WERE UPON A SINGLE INSTRUMENT, AND ALL SUCH COUNTERPARTS TOGETHER SHALL BE DEEMED AN ORIGINAL OF THIS AGREEMENT.

         8.12. PUBLIC ANNOUNCEMENTS. BUYER SHALL CONSULT WITH SELLERS BEFORE ISSUING ANY PRESS RELEASE OR OTHERWISE MAKING ANY PUBLIC ANNOUNCEMENTS WITH RESPECT TO THIS AGREEMENT, AND NEITHER SELLERS NOR BUYER SHALL ISSUE ANY SUCH PRESS RELEASE OR MAKE ANY SUCH PUBLIC ANNOUNCEMENT PRIOR TO SUCH CONSULTATION; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL PROHIBIT BUYER FROM MAKING ANY PUBLIC DISCLOSURE WHICH IT, WITH THE ADVICE OF COUNSEL, AND TO THE EXTENT PRACTICABLE AFTER CONSULTATION WITH SELLERS, DEEMS NECESSARY OR ADVISABLE IN

ORDER TO COMPLY WITH FEDERAL AND STATE SECURITIES LAWS.

         8.13.    GOVERNING LAW AND JURISDICTION.

             (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ITS CONFLICT OF LAW DOCTRINES.

         8.14 CHOICE OF FORUM. ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE SUPERIOR COURT OF SAN LUIS OBISPO COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA AND BUYER AND SELLERS HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH
COURTS FOR THE PURPOSE OF ANY SUCH SUIT, ACTION OR PROCEEDING. BUYER AND
SELLERS HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN THE COURTS STATED ABOVE AND HEREBY
FURTHER IRREVOCABLY WAIVE ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                                   ARTICLE 9

                                  DEFINITIONS

         9.1 AS USED IN THIS AGREEMENT, THE FOLLOWING WORDS AND TERMS SHALL HAVE THE MEANING SPECIFIED IN THIS SECTION 9.1.

         "AGREEMENT" MEANS THIS STOCK PURCHASE AGREEMENT.

         "BALANCE SHEET DATE" MEANS DECEMBER 31, 1996.

         "BEST KNOWLEDGE OF THE SELLERS" SHALL MEAN, SUBJECT THE FIRST PARAGRAPH OF ARTICLE 2 HEREOF, "TO THE CURRENT ACTUAL KNOWLEDGE OF THE SELLERS BASED UPON THE INFORMATION THAT HAS COME TO THEIR ATTENTION IN THE COURSE OF OWNING, OPERATING, AND SERVING AS DIRECTORS AND SENIOR EXECUTIVE OFFICERS OF THE COMPANY OR OTHERWISE."

         "BUSINESS" MEANS THE BUSINESS CONDUCTED BY TRUSCO OF DESIGNING, FABRICATING, MANUFACTURING AND ERECTING STEEL STRUCTURES, INCLUDING STORAGE TANKS, PRESSURE VESSELS AND SHOP-BUILT TANKS (BOTH ABOVEGROUND AND UNDER GROUND).

         "BUYER" MEANS ASTROTECH INTERNATIONAL CORPORATION, A DELAWARE CORPORATION.

         "CLOSING" HAS THE MEANING GIVEN THAT TERM IN SECTION 1.3.

         "CLOSING DATE" MEANS THE DATE ON WHICH THE CLOSING UNDER THIS AGREEMENT OCCURS.

         "CODE" MEANS THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

         "COMPANY" MEANS TRUSCO TANK, INC., A CALIFORNIA CORPORATION.

         "ENVIRONMENTAL LAWS" MEANS ALL APPLICABLE FEDERAL, STATE OR LOCAL STATUTES, LAWS,

ORDINANCES, CODES, RULES, REGULATIONS AND GUIDELINES (INCLUDING CONSENT DECREES AND ADMINISTRATIVE ORDERS) RELATING TO PUBLIC HEALTH AND SAFETY AND PROTECTION OF THE ENVIRONMENT AND FEDERAL, STATE, LOCAL OR COMMON LAW NUISANCE, PROPERTY DAMAGE AND SIMILAR COMMON LAW THEORIES. THE TERM "ENVIRONMENTAL LAWS" INCLUDES, BUT IS NOT LIMITED TO, (a) THE CLEAN AIR ACT, 42 U.S.C. SECTIONS 7401 ET SEQ., AS AMENDED, (b) THE CLEAN WATER ACT, 33 U.S.C. SECTIONS 1251 ET SEQ., AS AMENDED, (c) THE RIVERS AND HARBORS ACTS OF 1899, 33 U.S.C. SECTIONS 401 ET SEQ., AS AMENDED, (d) THE RESOURCE CONSERVATION AND RECOVERY ACT, 42 U.S.C. SECTIONS 6901 ET SEQ., AS AMENDED, (e) THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, 42 U.S.C. SECTION 9601 ET SEQ., AS AMENDED, (f) THE TOXIC SUBSTANCES CONTROL ACT, 15 U.S.C. SECTIONS 2601 ET SEQ., AS AMENDED, AND (g) THE OCCUPATIONAL SAFETY AND HEALTH ACT, 29 U.S.C. SECTIONS 651 ET SEQ., AS AMENDED, AND IN EACH CASE THE IMPLEMENTATION REGULATIONS AND INTERPRETATIONS OF SUCH ACTS AND REGULATIONS.

         "ERISA" MEANS THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED.

         "FINANCIAL STATEMENTS" MEANS THE AUDITED BALANCE SHEETS OF THE COMPANY AS OF DECEMBER 31, 1994, 1995 AND 1996 AND RELATED AUDITED STATEMENTS OF OPERATIONS, STOCKHOLDER'S EQUITY AND CASH FLOWS FOR THE THREE-YEAR PERIOD ENDED DECEMBER 31, 1996 (TOGETHER WITH RELATED NOTES AND SCHEDULES).

         "HSR ACT" MEANS THE HART-SCOTT-RODINO ANTI-TRUST IMPROVEMENT ACT OF 1976, AS AMENDED.

         "IRS" MEANS THE INTERNAL REVENUE SERVICE.

         "NET LOSS" MEANS NET LOSS ATTRIBUTABLE TO THE OPERATIONS OF THE COMPANY CALCULATED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

         "1996 BALANCE SHEET" MEANS THE BALANCE SHEET OF THE COMPANY AS OF DECEMBER 31, 1996.

         "MULTIEMPLOYER PLAN" MEANS A "MULTIEMPLOYER PLAN" AS THAT TERM IS DEFINED IN SECTION 3(37) OF ERISA.

         "PETROWEST" MEANS PETROWEST EQUIPMENT, A CALIFORNIA CORPORATION.

         "PLAN" MEANS ANY EMPLOYEE BENEFIT PLAN, (AS THAT TERM IS DEFINED IN
SECTION 3(3) OF "ERISA") OTHER THAN A MULTIEMPLOYER PLAN AS WELL AS ANY OTHER WRITTEN OR FORMAL PLAN OR CONTRACT INVOLVING DIRECT OR INDIRECT COMPENSATION, UNDER WHICH COMPANY OR ANY SUBSIDIARY HAS ANY PRESENT OR ANY FUTURE OBLIGATIONS OR LIABILITY ON BEHALF OF THE EMPLOYEES OR FORMER EMPLOYEES OF THE COMPANY OR ANY SUBSIDIARY, OR THEIR DEPENDENTS OR BENEFICIARIES, INCLUDING BUT NOT LIMITED TO, EACH RETIREMENT, PENSION, PROFIT SHARING, THRIFT, SAVINGS, EMPLOYEE STOCK OWNERSHIP, CASH OR DEFERRED, MULTIPLE EMPLOYER OR OTHER SIMILAR PLAN OR PROGRAM.

         "PURCHASE PRICE" HAS THE MEANING GIVEN THAT TERM IN SECTION 1.2.

         "SELLERS" MEANS JARED A. TRUSSLER A RESIDENT OF NEW ZEALAND, RAY CROSNO AND LESLIE SCOTT, NATURAL PERSONS RESIDING IN CALIFORNIA.

         "TAXES" MEANS FEDERAL, STATE, FOREIGN, COUNTY, LOCAL, AND OTHER INCOME OR FRANCHISE TAXES, AD VALOREM, PERSONAL PROPERTY, REAL ESTATE, PROPERTY, EXCISE, PROFITS, OCCUPATION, SALES, USE, GROSS RECEIPTS, PAYROLL, WITHHOLDING, USE AND OCCUPANCY, BUSINESS AND OCCUPATION, MERCANTILE, CAPITAL STOCK AND FRANCHISE, OR OTHER TAXES, LEVY, IMPOST, DUTY OR GOVERNMENTAL CHARGE (AND ANY INTEREST AN PENALTIES), ESTIMATED TAXES, ASSESSMENTS, WHETHER OR NOT DISPUTED, WHETHER BASED UPON INCOME, PROFITS, ASSETS OR OTHERWISE.

         IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT ON THE DATE FIRST ABOVE WRITTEN.

                                      ASTROTECH INTERNATIONAL CORPORATION

                                      By /s/ T. RICHARD MATHEWS
                                         ---------------------------------
                                         TITLE: President


                                         /s/ JARED A. TRUSSLER
                                         ---------------------------------
                                              Jared A. Trussler


                                         /s/ LESLIE SCOTT
                                         ---------------------------------
                                              Leslie Scott


                                         /s/ RAY CROSNO
                                         ---------------------------------
                                             Ray Crosno